                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                      1934
                               (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

                                         [_]Confidential, For Use of the

                                         Commission Only (as Permitted by
[_]Preliminary Proxy Statement              Rule 14a-6(e)(2))


[X]Definitive Proxy Statement


[_]Definitive Additional Materials

[_]Soliciting Material Under Rule 14a-12

                 North American Senior Floating Rate Fund, Inc.
      ------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


      ------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]No fee required.

[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[_]Fee paid previously with preliminary materials.

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount previously paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

                 NORTH AMERICAN SENIOR FLOATING RATE FUND, INC.
                              286 Congress Street
                                Boston, MA 02210

                                                         September 10, 2001


Dear Shareholder:

   A Special Meeting of Shareholders of the North American Senior Floating Rate Fund, Inc. (the "Fund") will be held at 286 Congress Street, Boston, Massachusetts 02210 on October 19, 2001, at 10:00 a.m., Eastern time, for the purpose of (i) electing directors, (ii) approving a new investment advisory agreement between the Fund and American General Asset Management Corp. ("AGAM"), which will become effective immediately upon shareholder approval and terminate at the close of business on or about November 9, 2001, and approving a new investment advisory agreement between the Fund and SunAmerica Asset Management Corp. ("SAAMCo"), which will become effective at the close of business on or about November 9, 2001, and (iii) approving a new subadvisory agreement between Stanfield Capital Partners LLC ("Stanfield") and each of AGAM and SAAMCo, to correspond to the two new investment advisory agreements.

   On August 29, 2001, American International Group, Inc. ("AIG"), the parent company of SAAMCo, acquired American General Corporation ("American General"), the parent company of AGAM (the "Merger"). As a result of the Merger, AGAM became a subsidiary of AIG. AIG has determined that in order to provide improved investment advisory and other services to the Fund in a more cost efficient and effective manner and to realize economies of scale, it would begin eliminating duplicative administrative and other functions entailed in operating both SAAMCo and AGAM. Consequently, AIG has recommended that, subject to shareholder approval, SAAMCo should replace AGAM as the Fund's investment adviser. AIG has also determined that an orderly transition from AGAM to SAAMCo would be best accomplished if it occurred at the same time that the retail open-end mutual funds advised by AGAM reorganize with mutual funds advised by SAAMCo. This is expected to occur at the close of business on or about November 9, 2001 (the "Reorganization Date"). As part of implementing this strategy, shareholders are being asked to approve a new investment advisory agreement with AGAM so that AGAM can continue to serve as the Fund's investment adviser until the Reorganization Date, and a new investment advisory agreement with SAAMCo as the investment adviser of the Fund in place of AGAM, which will become effective on the Reorganization Date. If shareholders approve SAAMCo as the Fund's investment adviser, on the Reorganization Date the Fund's name will be changed to "SunAmerica Senior Floating Rate Fund, Inc."


   Shareholders are also being asked to approve a new subadvisory agreement with Stanfield, which was selected to replace CypressTree Investment Management Company, Inc. as the Fund's subadviser. Because it is proposed that the Fund's investment adviser will change from AGAM to SAAMCo on the Reorganization Date, shareholders are being asked to approve a new subadvisory agreement between Stanfield and each proposed investment adviser.

                             YOUR VOTE IS IMPORTANT

   Your Board of Directors unanimously determined that the proposals set forth in the accompanying proxy statement are in the best interests of the Fund and its shareholders and voted to approve them, as more fully described in the accompanying proxy statement. Your Board of Directors recommends that you read the enclosed materials carefully and then vote FOR all proposals. For more information about the issues requiring your vote, please refer to the accompanying proxy statement.

   No matter how many shares you own, your timely vote is important. If you are not able to attend the meeting, then please complete, sign, date and mail the enclosed proxy card promptly in the postage-paid envelope provided for that purpose, or register your vote by touch-tone telephone or via the Internet as instructed on the enclosed proxy card. In order to avoid the expense of additional mailings or of having our proxy solicitor, Georgeson Shareholder, telephone you to remind you to vote your shares, we ask your cooperation in mailing your proxy card promptly.

   Thank you in advance for your participation in this important event.

                                          Sincerely,

                                          /s/ John I. Fitzgerald




                                          John I. Fitzgerald


                                          Secretary and Vice President

                                          North American Senior Floating Rate
                                           Fund, Inc.

                 NORTH AMERICAN SENIOR FLOATING RATE FUND, INC.
                       IMPORTANT NEWS FOR NORTH AMERICAN
                  SENIOR FLOATING RATE FUND, INC. SHAREHOLDERS

                                                         September 10, 2001


   While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of some matters affecting your investment in the Fund which require a shareholder vote.

                          Q & A: QUESTIONS AND ANSWERS

Q. WHAT IS HAPPENING?

A. On August 29, 2001, American General Corporation ("American General"), the parent company of American General Asset Management Corp. ("AGAM"), the Fund's investment adviser, merged into and became a wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. As a result of the merger, AGAM became a subsidiary of AIG. SunAmerica Asset Management Corp. ("SAAMCo") is another subsidiary of AIG. SAAMCo provides investment advisory, management and administration services to mutual funds and private accounts.


  The following pages give you additional information on AIG, SAAMCo, the merger and the proposals on which you are being asked to vote. The Directors of the Fund, including those who are not interested persons of the Fund, AIG, AGAM or SAAMCo, unanimously recommend that you vote for these proposals.

Q. HOW WILL THE AMERICAN GENERAL MERGER AFFECT ME?

A. The merger should have no detrimental impact on the operations of the Fund. The Board has been assured that there will be no material reduction in the nature and quality of services historically provided to the Fund. In fact, it is anticipated that the combined enterprise's resources, and therefore the quality of service that it will provide to the Fund, will be enhanced.

Q. WHY AM I BEING ASKED TO VOTE ON THE PROPOSED NEW INVESTMENT ADVISORY AGREEMENT WITH AGAM IN PROPOSAL NO. 2(a)?

A. The Investment Company Act of 1940 (the "1940 Act"), which governs the Fund, requires a shareholder vote whenever there is a change in control (as defined in the 1940 Act) of a fund's investment adviser. Upon a change of control, the investment advisory agreement between the investment adviser and the fund terminates automatically. Because American General's merger with AIG resulted in a change of control of AGAM and therefore the termination of the Fund's investment advisory agreement with AGAM, shareholder approval of the new advisory agreement with AGAM is required. The new investment advisory agreement with AGAM that shareholders are being asked to approve is the same in all material respects as the Fund's previous investment advisory agreement with AGAM. The new advisory agreement will become effective on the date of its approval and will terminate on the date that the new investment advisory agreement with SAAMCo becomes effective, if it is approved by shareholders. The effective date of the agreement with SAAMCo is anticipated to be at the close of business on or about November 9, 2001.

Q. WHY AM I BEING ASKED TO VOTE ON THE PROPOSED NEW ADVISORY AGREEMENT WITH SAAMCo IN PROPOSAL NO. 2(b)?

A. The 1940 Act requires a shareholder vote whenever there is a change in a Fund's investment adviser. Because the Board has proposed to change the Fund's investment adviser from AGAM to SAAMCo, a shareholder vote on the proposed new investment advisory agreement is required. The proposed new investment advisory agreement with SAAMCo that shareholders are being asked to approve is similar to the Fund's investment advisory agreement with AGAM. If shareholders approve SAAMCo as the Fund's investment adviser, the Fund's name will change to "SunAmerica Senior Floating Rate Fund, Inc."

Q. WHY AM I BEING ASKED TO VOTE ON THE PROPOSED NEW SUBADVISORY AGREEMENTS IN PROPOSALS NO. 3(a) AND 3(b)?

A. For the reasons described in the proxy statement, on May 23, 2001, the Fund's Board approved replacing CypressTree Investment Management Company, Inc. ("CIMCO") with Stanfield Capital Partners LLC ("Stanfield") as the Fund's subadviser. Stanfield became the Fund's subadviser on June 1, 2001. Under the 1940 Act, a shareholder vote to approve the new subadvisory agreement between AGAM and Stanfield is required within 150 days of the effective date of Stanfield's subadvisory agreement. The new subadvisory agreement provides that it terminates upon termination of the investment advisory agreement. If, as is currently proposed, AGAM is replaced by SAAMCo as the Fund's investment adviser, the AGAM advisory agreement, as well as the subadvisory agreement between AGAM and Stanfield, will terminate at that time. Accordingly, shareholders are being asked to approve a new subadvisory agreement between Stanfield and each of AGAM and SAAMCo.

Q. WHAT ELSE AM I BEING ASKED TO VOTE ON?

A. You are being asked to elect a Board of Directors. The Board of Directors currently consists of eight members, six of whom are not standing for re-election. Two of the nominees currently serve as Directors of the Fund, and three of the nominees do not. These three nominees currently serve as directors/trustees of the SunAmerica family of mutual funds.


Q. HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE?

A. After careful consideration, the Board, including those Directors who are not interested persons of the Fund, American General, AGAM, AIG or SAAMCo, unanimously recommend that you vote FOR all of the proposals on the enclosed proxy card.

 Your vote is important. Please vote promptly to avoid the additional expense of another solicitation.

                 NORTH AMERICAN SENIOR FLOATING RATE FUND, INC.

                              286 Congress Street
                                Boston, MA 02210
                                 (800) 872-8037

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders:

   Notice is hereby given that a Special Meeting of Shareholders of North American Senior Floating Rate Fund, Inc. (the "Fund") will be held on October 19, 2001 at 286 Congress Street, Boston, Massachusetts 02210 at 10:00 a.m., Eastern time (the "Meeting"). A Proxy Statement providing additional information about the purpose of the Meeting is included with this Notice. At the Meeting, shareholders will consider and vote upon the following proposals:

     1. To elect a slate of five (5) members of the Board of Directors to hold office until their successors are duly elected and qualified;

     2. (a) To approve a new investment advisory agreement between American General Asset Management Corp. ("AGAM") and the Fund, which will become effective immediately upon such approval and will terminate on the Reorganization Date (as defined below), the terms of which are the same in all material respects as the Fund's previous investment advisory agreement with AGAM;

     (b) To approve a new investment advisory agreement between SunAmerica Asset Management Corp. ("SAAMCo") and the Fund, which will become effective on the Reorganization Date, the terms of which are similar to the Fund's previous investment advisory agreement with AGAM;

     3. (a) To approve a new subadvisory agreement between AGAM and Stanfield Capital Partners LLC ("Stanfield"), the new subadviser of the Fund, which will terminate on the Reorganization Date;

     (b) To approve a new subadvisory agreement between SAAMCo and Stanfield, which will become effective on the Reorganization Date; and

     4. To transact such other business as may properly come before the Meeting or any adjournment thereof.

   The Reorganization Date is the date on which the retail open-end mutual funds advised by AGAM reorganize with and into open-end mutual funds advised by SAAMCo. The Reorganization Date is currently anticipated to be at the close of business on or about November 9, 2001.

   Each shareholder of record at the close of business on September 4, 2001, the record date for determining the number of shares outstanding and the shareholders entitled to receive notice of, and to vote at, the Meeting or any adjournments thereof, is invited to attend the Meeting in person. Whether or not you intend to be present at the Meeting, we urge you to fill in, sign, date, and promptly return the enclosed proxy card, or register your vote on the proposals in any of the other methods described in the accompanying proxy statement, in order that the Meeting may be held and the greatest number of shares may be voted. If you attend the Meeting you may revoke your proxy and vote your shares in person if you wish.

                                          Sincerely,


                                          /s/ John I. Fitzgerald

                                          John I. Fitzgerald
                                          Secretary

September 10, 2001

Boston, Massachusetts

                             YOUR VOTE IS IMPORTANT

   Please respond--your vote is important. Whether or not you plan to attend the Meeting, please complete, sign and date the enclosed proxy card and mail it in the enclosed postage prepaid envelope provided for that purpose. You also have the option of voting by telephone or via the Internet by following the instructions on the enclosed proxy card.

                 NORTH AMERICAN SENIOR FLOATING RATE FUND, INC.

                              286 Congress Street
                                Boston, MA 02210

                                PROXY STATEMENT

                        Special Meeting of Shareholders
                          October 19, 2001, 10:00 a.m.

   In accordance with applicable law, this Proxy Statement is being mailed, on or about September 10, 2001, on behalf of the Board of Directors (the "Board" or the "Directors") of North American Senior Floating Rate Fund, Inc. (the "Fund") to the shareholders of the Fund in connection with the solicitation by the Fund's Board of proxies to be used at a Special Meeting of Shareholders (the "Meeting"), to be held at 286 Congress Street, Boston, Massachusetts 02210 on October 19, 2001 at 10:00 a.m., Eastern time, or any adjournment thereof. A Notice of the Meeting and a proxy card accompany this Proxy Statement.


   The Fund is a closed-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is a corporation organized under the laws of the State of Maryland. The address of the Fund is 286 Congress Street, Boston, Massachusetts 02210. The Fund currently offers three separate classes of shares, designated as Class B Shares, Class C Shares and Class D Shares. The Fund also issues Class A Shares, which are not offered to the public and are available to investors only upon automatic conversion of Class B shares eight years after purchase, and upon conversion of Class C Shares purchased before August 18, 1999, ten years after purchase. For purposes of voting on each proposal at the Meeting, Class A Shares, Class B Shares, Class C Shares and Class D Shares of the Fund will be treated as one class of shares and will vote together. American General Asset Management Corp. ("AGAM") currently serves as investment adviser and administrator for the Fund. If Proposal No. 2(b) is approved, on the Reorganization Date (as defined below) SunAmerica Asset Management Corp. ("SAAMCo") will assume these responsibilities in place of AGAM and the Fund's name will be changed to "SunAmerica Senior Floating Rate Fund, Inc."

   In order that your shares may be represented at the Meeting or any adjournments thereof, you are requested to indicate your vote on the proxy card; date and sign the proxy card; mail the proxy card promptly in the enclosed postage-paid envelope; and allow sufficient time for the proxy card to be received before the Meeting.

   Shares represented by timely received and properly executed proxy cards will be voted as specified. If you return a signed proxy card and no specification is made with respect to a particular matter, shares will be voted in accordance with the recommendations of the Directors. Proxies may be revoked at any time before they are exercised by sending a written revocation which is received by the Secretary of the Fund prior to the Meeting, by properly executing a later-dated proxy or by attending the Meeting and voting in person. Attendance at the Meeting alone, however, will not serve to revoke the proxy.

   The Directors have fixed the close of business on September 4, 2001 as the record date (the "Record Date") for determining the number of shares outstanding and entitled to notice of, and to vote at, the Meeting. Only shareholders of record on the Record Date are entitled to vote. Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

   As of the Record Date, 29,587,845 shares of the Fund were issued and outstanding, including 0 Class A shares, 5,566,829 Class B shares, 20,300,943 Class C shares and 3,720,073 Class D shares. As of September 4, 2001, the Fund believes that the Directors and officers of the Fund, as a group, owned less than one percent of each class of shares of the Fund. As of the Record Date, FTC & Co., P.O. Box 173736, Denver, CO 80217, beneficially held 280,932.380 shares of Class D shares of the Fund, which represented approximately 7.55% of the outstanding Class D shares. Other than as disclosed above, as of the Record Date, there were no other persons who owned of record or beneficially 5% or more of any class of shares of the Fund.


   The Fund will furnish, without charge, a copy of the Fund's Annual Report for its fiscal year ended December 31, 2000, and the Fund's Semi-Annual Report for the six months ended June 30, 2001 to a shareholder upon request. To obtain an Annual Report or Semi-Annual Report, please contact the Fund's Distributor, American General Funds Distributors, Inc. ("AGFD"), by calling (800) 872-8037 or by writing to the Distributor at 286 Congress Street, Boston, Massachusetts 02210, Attn: John I. Fitzgerald, Secretary.

   You may also provide your voting instructions via telephone or via the Internet. These options require you to input a fourteen digit control number which is located on each proxy card. Subsequent to inputting this number, you will be prompted to provide your voting instructions on each proposal. You will have an opportunity to review your voting instructions and make any necessary changes before submitting your voting instructions and terminating your telephone call or Internet link. Shareholders voting via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an email confirming their voting instructions. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholder. Proxies voted by telephone or via the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.


   Solicitation of the proxies by personal interview, mail, and telephone may be made by officers and Directors of the Fund and officers and employees of AGAM, SAAMCo, their affiliates, and other representatives of the Fund or their affiliates, who will not receive any compensation therefor from the Fund. In addition, the Fund has retained Georgeson Shareholder ("Georgeson"), a professional proxy solicitation firm, to aid in the solicitation of proxies. The costs of retaining Georgeson and other expenses incurred in connection with the solicitation of proxies, and the costs of holding the Meeting, will be borne by AIG or an affiliate thereof, except that the Fund may bear those costs that relate to Proposal 3(a).


   As the Meeting date approaches, certain shareholders may receive a telephone call from a representative of Georgeson if their proxy has not yet been received. Authorizations to permit Georgeson to execute proxies may be obtained by telephonically transmitted instructions from shareholders. Proxies that are obtained telephonically will be recorded in accordance with procedures that management believes are reasonably designed to ensure that both the identity of the shareholder providing the proxy and the proxy provided by the shareholder are accurately determined. The cost of this assistance from Georgeson, if necessary, is expected to be approximately $15,000, plus out-of-pocket expenses.

   If the shareholder wishes to participate in the Meeting, but does not wish to give his or her proxy by any of the methods outlined above, the shareholder may still submit the proxy card initially sent with the Proxy Statement or attend in person.

                                   BACKGROUND

The Merger

   On August 29, 2001, American International Group, Inc. ("AIG"), the parent company of SAAMCo, acquired American General Corporation ("American General"), the parent company of AGAM (the "Merger"). As a result of the Merger, AGAM became a subsidiary of AIG.


   AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. AIG has determined that in order to realize potential operational benefits from the Merger and provide improved investment advisory and other services in a more cost efficient and effective manner, it would begin eliminating duplicative administrative and other functions entailed in operating AGAM and SAAMCo as separate investment advisers. To that end, AIG has recommended that, subject to shareholder approval, SAAMCo should replace AGAM as the Fund's investment adviser. In addition, it is contemplated that the retail open-end mutual funds advised by AGAM will reorganize with and into funds advised by SAAMCo, subject to a number of conditions. It is currently anticipated that these reorganizations will be consummated at the close of business on or about November 9, 2001 (the "Reorganization Date"). It is proposed that SAAMCo assume management responsibilities for the Fund on the Reorganization Date.


   Under the 1940 Act, an investment advisory contract must provide for automatic termination upon its assignment. "Assignment" is defined in the 1940 Act to include a change of control of the investment adviser. Generally, under the 1940 Act, any person who owns, directly or indirectly, more than 25% of the voting securities of a company is presumed to control such company. The consummation of the Merger (the "Closing") constituted an assignment of the investment advisory agreement between the Fund and AGAM (the "Previous Advisory Agreement"), and resulted in the termination of such agreement as of the Closing.

   The Fund's Directors have unanimously approved the advisory arrangements for the Fund described herein to ensure the uninterrupted provision of management services to the Fund from and after the Closing. In approving these advisory arrangements, the Directors considered various factors they deemed relevant. In approving a new investment advisory agreement between the Fund and AGAM (the "AGAM Advisory Agreement"), the Board considered, among other things, the fact that the AGAM Advisory Agreement is essentially a continuation of the Previous Advisory Agreement and assurances that until SAAMCo becomes the Fund's adviser, there will be no material reduction in the nature and quality of services historically provided to the Fund. In approving a new advisory agreement between the Fund and SAAMCo (the "SAAMCo Advisory Agreement"), the Board reviewed and considered, among other things, SAAMCo's name recognition in the investment management community; the management, personnel and operations of AIG and SAAMCo; the financial strength of AIG; the commitment of AIG to the financial services industry; SAAMCo's history of providing investment management services and supervising and monitoring subadvisers; and the terms of the Merger. These investment advisory arrangements, including the Board considerations in connection therewith, are discussed more fully in Proposals 2(a) and 2(b), below.

Section 15(f) of the 1940 Act

   Section 15(f) of the 1940 Act provides that an investment adviser (such as AGAM) to a registered investment company, and the affiliates of such adviser, may receive any amount or benefit in connection with a sale of any interest in such investment adviser which results in an assignment of an investment advisory contract if the following two conditions are satisfied: (1) for a period of three years after such assignment, at least 75% of the board of directors of the investment company are not "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act) ("Independent Directors") of the new investment adviser or its predecessor; and (2) no "unfair burden" (as defined in the 1940 Act) may be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto. Consistent with the first condition of Section 15(f), AIG advised the Board that for a period of three years after the Merger, it will not take or recommend any action that would cause more than 25% of the Fund's Directors to be interested persons of SAAMCo or AGAM. With respect to the second condition of Section 15(f), an "unfair burden" on an investment company is defined in the 1940 Act to include any arrangement during the two-year period after any such transaction occurs whereby the investment adviser or its predecessor or successor, or any interested person of such adviser, predecessor or successor, receives or is entitled to receive any compensation of two types, either directly or indirectly. The first type is compensation from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company, other than bona fide ordinary compensation as principal underwriter for such company. The second type is compensation from the investment company or its security holders for other than bona fide investment advisory or other services. AIG advised the Board that it will not take or recommend any action that would constitute an unfair burden on the Fund within the meaning of Section 15(f).

                             ELECTION OF DIRECTORS

                                 PROPOSAL NO. 1

   The Board of Directors of the Fund proposes that shareholders elect Dr. Judith L. Craven, William F. Devin, Samuel M. Eisenstat, Stephen J. Gutman, and Peter A. Harbeck (the "Nominees") as Directors of the Fund, each to serve in such capacity upon election until his or her successor is elected and has qualified.

Information about the Nominees

   At a meeting held on August 2, 2001, the current Directors, including all of the Independent Directors, unanimously nominated the five persons listed below for election as Directors, to take office effective upon their election. Two of the Nominees, Dr. Craven and Mr. Devin, are currently Directors of the Fund. The other three Nominees currently serve as directors/trustees of the SunAmerica family of mutual funds. The Board of Directors currently consists of eight members, six of whom are not standing for re-election. If the Nominees are elected, at least 75% of the Board will consist of Independent Directors. Information about the Nominees is presented below. Unless otherwise indicated, each current Director's business address is 286 Congress Street, Boston, Massachusetts 02210, and each of the other Nominee's business address is The SunAmerica Center, 733 Third Avenue, New York, New York, 10017.

                                                            Principal Occupation(s)
                                  Position and Tenure        During the Past Five
    Name, Age and Address            with the Fund                   Years
    ---------------------         -------------------       -----------------------
 Dr. Judith L. Craven (56).. Director, since June 2000     Retired Administrator.
                                                           Trustee, North American
                                                           Funds, 24 investment
                                                           portfolios (June 2000 to
                                                           present); Trustee, North
                                                           American Funds Variable
                                                           Product Series II, 15
                                                           investment portfolios
                                                           (November 1998 to
                                                           present); Director,
                                                           North American Funds
                                                           Variable Product Series
                                                           I, 21 investment
                                                           portfolios (August 1998
                                                           to present); Director,
                                                           USLIFE Income Fund, Inc.
                                                           (November 1998 to
                                                           present); Director,
                                                           Compaq Computer
                                                           Corporation (1992 to
                                                           present); Director, A.G.
                                                           Belo Corporation, a
                                                           media company (1992 to
                                                           present); Director,
                                                           Sysco Corporation, a
                                                           food marketing and
                                                           distribution company
                                                           (1996 to present);
                                                           Director, Luby's, Inc.,
                                                           a restaurant chain (1998
                                                           to present); Director,
                                                           University of Texas
                                                           Board of Regents (May
                                                           2001 to present).
                                                           Formerly, Director,
                                                           CypressTree Senior
                                                           Floating Rate Fund, Inc.
                                                           (June 2000 to May 2001);
                                                           Formerly, President,
                                                           United Way of the Texas
                                                           Gulf Coast, a not for
                                                           profit organization
                                                           (1992-1998); Formerly,
                                                           Director, Houston Branch
                                                           of the Federal Reserve
                                                           Bank of Dallas (1992-
                                                           2000); Formerly, Board
                                                           Member, Sisters of
                                                           Charity of the Incarnate
                                                           World (1996-1999).

 William F. Devin (63)...... Director, since February 1998 Member, Board of
                                                           Governors, Boston Stock
                                                           Exchange (1985 to
                                                           present); Trustee, North
                                                           American Funds, 24
                                                           investment portfolios
                                                           (October 1997 to
                                                           present); Formerly,
                                                           Executive Vice
                                                           President, Fidelity
                                                           Capital Markets, a
                                                           division of National
                                                           Financial Services

                            Position
                              and
                             Tenure
                            with the           Principal Occupation(s)
   Name, Age and Address      Fund           During the Past Five Years
   ---------------------    --------         --------------------------
                                     Corporation (1966-1996); Formerly,
                                     Director, CypressTree Senior Floating Rate
                                     Fund, Inc. (October 1997 to May 2001).

 Samuel M. Eisenstat (60).. Nominee  Attorney, solo practitioner; Chairman of the Boards of Directors/Trustees of
                                     SunAmerica Mutual Funds and Anchor Series
                                     Trust (1985 to present).

 Stephen J. Gutman (58).... Nominee  Partner and Managing Member of B.B.
                                     Associates LLC, menswear specialty
                                     retailing and other activities (June 1988
                                     to present); Director/Trustee, SunAmerica
                                     Mutual Funds and Anchor Series Trust (1984
                                     to present).

 Peter A. Harbeck* (47).... Nominee  Director and President and Chief Executive
                                     Officer, SAAMCo (August 1995 to present);
                                     Director, AIG Asset Management
                                     International, Inc. (February 2000 to
                                     present); Managing Director, John McStay
                                     Investment Counsel, L.P. (June 1999 to
                                     present); Director, SunAmerica Capital
                                     Services, Inc. (August 1993 to present);
                                     Director and President, SunAmerica Fund
                                     Services, Inc. (May 1988 to present);
                                     President, Director/Trustee, SunAmerica
                                     Mutual Funds and Anchor Series Trust (1995
                                     to present).

--------
* Denotes an "interested person" of the Fund (as defined by section 2(a)(19) of the 1940 Act). Mr. Harbeck will be an interested person of the Fund because he is a director and President and Chief Executive Officer of SAAMCo.

   The term of office of each person elected as Director will be until his or her successor is elected and qualified. Each Nominee has agreed to serve, or continue to serve, as the case may be, as a Director if elected. If any Nominee should be unavailable for election at the time of the Meeting (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion, or the Directors may vote to fix the number of Directors at fewer than five.

   The Fund's Articles of Incorporation and By-Laws do not provide for the annual election of Directors. However, in accordance with the 1940 Act, (i) the Fund will hold a shareholders' meeting for the election of Directors at such time as less than a majority of the Directors holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Directors, less than two-thirds of the Directors holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders.

   During the fiscal year ended December 31, 2000, the Board of Directors held four regular meetings. Each of the incumbent Directors attended at least 75% of the total number of Board meetings and meetings of the Audit and Nominating Committee, and the Investment and Pricing Committee.

Committees of the Board

   During the fiscal year ended December 31, 2000, the Audit and Nominating Committee of the Board, which also functions as a compensation committee, held four meetings. Mr. Devin (Chairman), Dr. Judith L. Craven, Dr. Timothy J. Ebner, Judge Gustavo E. Gonzales, Jr., Kenneth J. Lavery, Ben H. Love, and Dr. John E. Maupin, Jr. are the current members of the Audit and Nominating Committee. None of the Audit and Nominating Committee members are "interested persons" under the 1940 Act, and all meet the definition of "independent" according to the listing standards of the New York Stock Exchange. The principal responsibilities of the Audit and Nominating Committee under the Audit Committee Charter are to: (i) recommend to the Board the selection, retention or termination of the Fund's independent auditors; (ii) review with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discuss with the independent auditors certain matters relating to the Fund's financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) ensure that the independent auditors submit on a periodic basis a formal written statement as to their independence, discuss with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund's independent auditors and recommend that the Board take appropriate action in response to this statement to satisfy itself of the independent auditors' independence; and
(v) consider the comments of the independent auditors and management's responses thereto with respect to the quality and adequacy of the Fund's accounting and financial reporting policies and practices and internal controls. The Audit and Nominating Committee also serves as the compensation committee, and acts as nominating committee with regard to Independent Directors.

   The Fund initially adopted an Audit and Nominating Committee Charter at a meeting held on June 13, 2000. At a meeting held on April 17, 2001, the Fund adopted a revised Audit Committee Charter, a copy of which is attached to this Proxy Statement as Exhibit A. At the April 17, 2001 meeting, the Fund also adopted a Nominating Committee Charter. The Audit and Nominating Committee has
(a) received written disclosures and the letter required by Independence Standards Board Standard No. 1 from Deloitte and Touche LLP ("DT"), the Fund's independent auditors and (b) discussed certain matters required to be discussed by Statements on Auditing Standards No. 61 with DT. The Audit and Nominating Committee has considered that, other than the preparation of the Fund's tax returns, the Fund's independent auditors did not provide any non-audit services for the Fund, or services of any kind for the Fund's investment adviser or its affiliates. A representative of DT will be present at the Meeting and will have an opportunity to make a statement, if any, and respond to questions from shareholders.

   At its meeting held on April 17, 2001, the Audit and Nominating Committee reviewed and discussed the audit of the Fund's financial statements with Fund management and the independent auditors. Had any material concerns arisen during the course of the audit and the preparation of the audited financial statements mailed to stockholders and included in the Fund's Annual Report, the Audit and Nominating Committee would have been notified by Fund management or the independent auditors. The Audit and Nominating Committee received no such notifications. Based on its review and discussions with the independent auditors, the Audit and Nominating Committee recommended to the Board that the Fund's audited financial statements for the fiscal year ended December 31, 2000 should be included in the Fund's Annual Report to shareholders.

   Recommendations by shareholders with respect to candidates for the Board of Directors are not routinely considered by the Audit and Nominating Committee.

   Messrs. Lavery and Devin are members of the Investment and Pricing Committee of the Board of Directors. The Investment and Pricing Committee is responsible for the valuation and revaluation, between meetings of the Board, of investments for which market quotations or sale prices are not readily available and provides an overview to the full Board of the activities of the subadviser. The Investment and Pricing Committee also reviews the Fund's advisory contracts and advisory fees.


Information About the Executive Officers

   The Executive Officers of the Fund, their ages, their business addresses, their position with the Fund and a description of their principal occupations are set forth below. Alice T. Kane resigned as Chairman of the Board and President of the Fund as of August 31, 2001. The business address of each of Messrs. Brown, Fitzgerald and Packs is 286 Congress Street, Boston, Massachusetts 02210, and the business address of the other officers is 2929 Allen Parkway, Houston, Texas 77019.




                                                             Principal Occupation(s)
                                 Position and Tenure          During the Past Five
   Name, Age and Address            With the Fund                     Years
   ---------------------         -------------------         -----------------------
 Thomas J. Brown (54)..... Treasurer and Vice President,    Chief Financial Officer
                           since October 1997               and Chief Administrative
                                                            Officer, AGAM (March
                                                            2000 to present);
                                                            Formerly, Principal of
                                                            Cypress Holding Company,
                                                            Inc. (July 1997-March
                                                            2000); Formerly,
                                                            Treasurer, CypressTree
                                                            Senior Floating Rate
                                                            Fund, Inc. and North
                                                            American Funds (March
                                                            2000 to May 2001);
                                                            Formerly, Assistant
                                                            Treasurer, CypressTree
                                                            Senior Floating Rate
                                                            Fund, Inc. (July 1997-
                                                            March 2000); Formerly,
                                                            Consultant to financial
                                                            services industry
                                                            (October 1995-July
                                                            1997).
 Evelyn M. Curran (36).... Vice President, since April 2001 Vice President, American
                                                            General Fund Group
                                                            (1999-present).
                                                            Formerly, Senior
                                                            Attorney, American
                                                            General Corporation
                                                            (1997-1999); Senior
                                                            Attorney, Western
                                                            National Life Insurance
                                                            Company (1994-1997).

 John I. Fitzgerald (53).. Secretary and Vice President,    Assistant Secretary and
                           since October 1997               Counsel, AGAM and AGFD
                                                            (March 2000 to present);
                                                            Formerly, Secretary and
                                                            Counsel, Cypress Holding
                                                            Company, Inc. (April
                                                            1997-March 2000);
                                                            Formerly, Secretary,
                                                            CypressTree Senior
                                                            Floating Rate Fund, Inc.
                                                            (July 1997 to May 2001);
                                                            Secretary, North
                                                            American Funds (October
                                                            1997 to present);
                                                            Formerly, Executive Vice
                                                            President--Legal Affairs
                                                            and Government
                                                            Relations, Boston Stock
                                                            Exchange (June 1993-
                                                            March 1997).

                                                           Principal Occupation(s)
                               Position and Tenure          During the Past Five
  Name, Age and Address           With the Fund                     Years
  ---------------------        -------------------         -----------------------
 Nori L. Gabert (48).... Assistant Secretary and          Senior Counsel, American
                         Vice President, since April 2001 General Financial Group
                                                          (1997-present); Vice
                                                          President and Secretary
                                                          of NAFV I and NAFV II
                                                          (1998-present).
                                                          Formerly, Vice President
                                                          and Assistant Secretary
                                                          of NAFV I (1998-2000);
                                                          Vice President and
                                                          Assistant Secretary of
                                                          NAFV II (1998-2000); Of
                                                          Counsel, Winstead
                                                          Sechest & Minick P.C.
                                                          (1997); Vice President
                                                          and Associate General
                                                          Counsel of VanKampen,
                                                          Inc. (1981-1996).

 John N. Packs (46)..... Vice President and Assistant     Director of Research,
                         Treasurer, since March 2000      AGAM (March 2000 to
                                                          present); Vice President
                                                          and Assistant Treasurer,
                                                          North American Funds
                                                          (March 2000 to present);
                                                          Formerly, Vice
                                                          President, Cypress
                                                          Holding Company, Inc.
                                                          (November 1995-March
                                                          2000); Formerly, Vice
                                                          President and Assistant
                                                          Treasurer, CypressTree
                                                          Senior Floating Rate
                                                          Fund, Inc. (March 2000
                                                          to May 2001).

 Todd L. Spillane (42).. Assistant Secretary and          Chief Compliance
                         Vice President, since            Officer, American
                         April 2001                       General Investment
                                                          Management, L.P. (1999-
                                                          present). Formerly,
                                                          Chief Compliance
                                                          Officer, Nicholas
                                                          Applegate Capital
                                                          Management (1994-1999).


   All officers of the Fund are elected annually and serve until their successors are elected and qualified.

Compensation of the Directors and Certain Executive Officers

   The Fund does not pay any remuneration to its officers, all of whom are employees or officers of AGAM or its affiliates. The Fund does not pay any remuneration to its Directors who are officers or employees of the Fund's investment adviser or its affiliates, or who are "interested persons" (as defined by section 2(a)(19) of the 1940 Act) of the Fund. Independent Directors receive a retainer of $900 per quarter for each quarter during which the Director serves, plus $900 for each meeting of the Directors attended in person and $500 for each meeting in which the Director participates by telephone. The Directors of the Fund have adopted the North American Senior Floating Rate Fund, Inc. Directors Retirement Plan (the "Retirement Plan"), effective as of January 21, 2001, and a Deferred Compensation Agreement (the "Deferred Compensation Agreement"), effective as of January 21, 2001, for the Fund's Independent Directors. The Retirement Plan provides for the payment of retirement benefits to each Independent Director. Each Independent Director is eligible to receive benefits under the Retirement Plan upon retirement at age 67 and before age 67 under certain circumstances. Benefits payable under the Retirement Plan are based upon the highest total annual compensation received by the retiring Independent Director in the three calendar years preceding the Independent Director's retirement. The Deferred Compensation Agreement allows the Independent Directors to defer their Director's fees otherwise payable by the Fund. Deferrals of fees must be for a minimum two-year period or until the Director ceases to act as Director of the Fund. The deferred fees are deemed invested in certain mutual funds selected by the Independent Director. Payments due under the Deferred Compensation Agreement will be paid from the Fund's general assets, and the Independent Director will be considered a general unsecured creditor of the Fund. Directors are reimbursed for travel and other out-of-pocket expenses incurred in connection with attendance at Board and committee meetings. The officers listed above are furnished to the Fund pursuant to the investment advisory agreement described below and receive no compensation from the Fund.

   The following table sets forth information regarding compensation received by the Independent Directors of the Fund for the fiscal year ended December 31, 2000:

                               COMPENSATION TABLE

                                                      Total        Aggregate
                                                   Compensation   Compensation
                                                     from the       from the
                Name and Position                      Fund     Fund Complex (1)
                -----------------                  ------------ ----------------
William F. Achtmeyer, Director*...................    $3,750        $11,250
William F. Devin, Director........................    $6,525        $20,850
Kenneth J. Lavery, Director**.....................    $6,525        $20,850
Dr. Judith L. Craven..............................    $3,300        $59,100
Dr. Timothy J. Ebner**............................    $3,300        $59,100
Judge Gustavo E. Gonzales, Jr.**..................    $3,300        $55,600
Ben H. Love**.....................................    $3,300        $60,350
Dr. John E. Maupin, Jr.**.........................    $3,300        $56,600

--------
 * Resigned as Director, effective June 1, 2000. Amounts shown were paid for service from January 1, 2000 through May 31, 2000.
** Not standing for re-election.

(1) Amounts listed in this column include total compensation paid to the Directors for their services as Directors of the Fund, as trustees of North American Funds, and as directors of CypressTree Senior Floating Rate Fund, Inc. With respect to Drs. Craven, Ebner and Maupin, Judge Gonzales and Mr. Love, amounts listed in this column also include compensation paid for services as trustees of the North American Funds Variable Product Series II and directors of North American Funds Variable Product Series I and USLIFE Income Fund, Inc. By virtue of AGAM serving as investment adviser to each entity during the relevant time period, North American Funds, CypressTree Senior Floating Rate Fund, Inc., North American Funds Variable Product Series II, North American Funds Variable Product Series I, USLIFE Income Fund, Inc. and the Fund are considered to be in the same "Fund Complex" for these purposes. CypressTree Senior Floating Rate Fund, Inc. merged into the Fund in May 2001.

Required Vote

   The election of the Directors of the Fund will be by a plurality of all the votes cast at the Meeting in person or by proxy.

   The Directors unanimously recommend a vote FOR each of the Nominees.

               APPROVAL OF TWO NEW INVESTMENT ADVISORY AGREEMENTS

                          PROPOSALS NO. 2(a) AND 2(b)

   As described below, the Board is submitting for approval by the shareholders: (a) the AGAM Advisory Agreement, which will become effective immediately upon shareholder approval and will terminate on the Reorganization Date, the terms of which are similar in all material respects to the Previous Advisory Agreement between the Fund and AGAM, and (b) the SAAMCo Advisory Agreement, the terms of which are similar to the Previous Advisory Agreement and the AGAM Advisory Agreement. If approved by shareholders, the SAAMCo Advisory Agreement will become effective on the Reorganization Date. As used in this proxy statement, AGAM and SAAMCo are sometimes referred to individually as the "Adviser," and the AGAM Advisory Agreement and the SAAMCo Advisory Agreement are referred to together as the "New Advisory Agreement."

The Interim Advisory Agreement

   As discussed above, the Closing resulted in the automatic termination of the Previous Advisory Agreement. This occurred before the shareholders' consideration and vote upon the proposed new advisory arrangements described herein. To ensure the uninterrupted receipt by the Fund of investment advisory services during the period between the Closing and the Meeting, at a meeting of the Board held on July 16-17, 2001, the Board (including the Independent Directors), unanimously approved an interim advisory agreement (the "Interim Advisory Agreement") between the Fund and AGAM, which became effective as of the Closing pursuant to Rule 15a-4 under the 1940 Act. This Rule, under certain circumstances, allows interim advisory agreements to take effect, and to remain in effect for up to 150 days, without receiving prior shareholder approval, as long as the fees payable under such agreement do not exceed the fees payable under the predecessor agreement that had been approved by the shareholders and certain other contractual provisions are included in the interim agreement. The Interim Advisory Agreement requires all advisory fees earned by AGAM to be escrowed pending shareholder approval of the AGAM Advisory Agreement. If the AGAM Advisory Agreement is not approved, AGAM will be entitled to receive from escrow the lesser of any costs incurred in performing the Interim Advisory Agreement (plus interest earned on the amount while in escrow), or the total amount in the escrow account (plus interest earned). The Interim Advisory Agreement will terminate on the earlier of the effective date of the AGAM Advisory Agreement or 150 days after the Closing.

Proposal 2(a): Approval of the AGAM Advisory Agreement

   The Board is proposing that shareholders approve the AGAM Advisory Agreement to become effective immediately on the date of such approval, and to terminate on the Reorganization Date. A description of the AGAM Advisory Agreement and the services to be provided by AGAM is set forth below. This description is qualified in its entirety by reference to the form of the AGAM Advisory Agreement attached to this Proxy Statement as Exhibit B-1. Additional information about AGAM is set forth below in the section entitled "Information About AGAM." Additional information about AIG is set forth below in the section entitled "Information About AIG."

   As more fully described below, the terms of the proposed AGAM Advisory Agreement, including the advisory fees, are similar in all material respects to the Previous Advisory Agreement. In fact, the AGAM

Advisory Agreement is essentially a continuation of the Previous Advisory Agreement. The AGAM Advisory Agreement differs from the Previous Advisory Agreement only with respect to the effective date and the termination date.

Approval of the AGAM Advisory Agreement by the Board

   At the meeting held on July 16-17, 2001, the Board, including all of the Independent Directors, unanimously approved the AGAM Advisory Agreement, which will become effective upon shareholder approval and will terminate on the Reorganization Date. At the meeting, the Board received a presentation relating to AIG and SAAMCo, as well as a presentation from AGAM. As part of the presentation, the Board was informed that AIG proposed that SAAMCo replace AGAM as the Fund's investment adviser, and that an orderly transition from AGAM to SAAMCo would be best accomplished if SAAMCo becomes the Fund's adviser (subject to shareholder approval) on the Reorganization Date. In approving the AGAM Advisory Agreement (including its proposed termination on the Reorganization
Date), the Directors considered various factors they deemed relevant, including those described below with respect to the SAAMCo Advisory Agreement. The Board also considered the fact that although the ultimate ownership of AGAM's parent company will change, the Board was assured that, until SAAMCo becomes the Fund's adviser, there will be no material reduction in the nature and quality of services historically provided to the Fund.

   The Board also considered that the terms of the AGAM Advisory Agreement are similar in all material respects to the Previous Advisory Agreement, and that the AGAM Advisory Agreement is essentially a continuation of the Previous Advisory Agreement. The Board, including all of the Independent Directors, determined that the terms of the AGAM Advisory Agreement are fair and reasonable and that the approval of the AGAM Advisory Agreement is necessary and in the best interests of the Fund and its shareholders to ensure the continued receipt of the same quality of services as is currently provided to the Fund.

Description of the AGAM Advisory Agreement

   As discussed above, AGAM currently serves as investment adviser of the Fund pursuant to the Interim Advisory Agreement. The AGAM Advisory Agreement is similar in all material respects to the Previous Advisory Agreement except for the effective date and the termination date. The Previous Advisory Agreement, dated June 1, 2000, was last approved by the shareholders of the Fund at a meeting held on the same date in connection with its initial approval.

   The AGAM Advisory Agreement requires that, subject to the general supervision of the Directors, AGAM will at its own expense select, contract with, and compensate an investment subadviser (the "Subadviser") to manage the investments and determine the composition of the assets of the Fund. Subject always to the direction and control of the Directors, AGAM will monitor compliance of the Subadviser with the Fund's investment objectives and investment policies, as set forth in the Fund's registration statement as filed with the Securities and Exchange Commission ("SEC"), and review and report to the Directors on the performance of the Subadviser.

   The AGAM Advisory Agreement provides that AGAM will oversee the administration of certain aspects of the Fund's business and affairs, and that AGAM will supply office space to the Fund, as well as such other office facilities, utilities, and office equipment as are necessary for the Fund's operations. The AGAM Advisory

Agreement also provides that AGAM will permit individuals who are AGAM's officers, directors, or employees to serve (if duly elected) as Directors or officers of the Fund, without remuneration or other cost to the Fund. The AGAM Advisory Agreement further provides that AGAM will furnish to the Fund, at the Fund's expense, any other personnel necessary for the operations of the Fund. In addition, the AGAM Advisory Agreement also provides that AGAM will furnish to the Fund such information, reports, valuations, analyses and opinions as the Fund may from time to time reasonably request, provided that the expenses associated with any such materials furnished by AGAM at the request of the Fund will be borne by the Fund.

   The AGAM Advisory Agreement provides that the Fund, in addition to paying the advisory fee described below, will also pay all expenses of the Fund's organization, operations, and business not specifically assumed or agreed to be paid by AGAM as provided in the AGAM Advisory Agreement, by the Subadviser as provided in the New Subadvisory Agreement (as defined below), by the Fund's administrator under an administration agreement, or by the Fund's principal underwriter under a distribution agreement. Without limiting the generality of the foregoing, the Fund will pay or arrange for payment of expenses related to custody and accounting services, shareholder servicing and communications, shareholder meetings, prospectuses, pricing, communication equipment, legal and accounting fees and expenses, Directors and officers (except with regard to Directors and officers who are also affiliates of AGAM), federal registration fees, state registration fees, issue and repurchase of Fund shares, bonding and insurance, brokerage commissions, taxes, trade association fees, and non-recurring and extraordinary expenses.

   The advisory fee rates payable by the Fund to AGAM under the Previous Advisory Agreement are the same as those payable to AGAM under the AGAM Advisory Agreement and no change in the current fee structure is being proposed. The Previous Advisory Agreement contained a provision relating to a voluntary investment fee waiver by AGAM. The AGAM Advisory Agreement contains the same voluntary waiver provision (as described more fully below). Under the AGAM Advisory Agreement, the Fund will pay AGAM a monthly advisory fee at the following annual rates, based on the average daily net assets of the Fund (net assets are total assets minus all liabilities except the principal amount of any indebtedness for money borrowed, including debt securities issued by the
Fund): 0.85% of the Fund's average daily net assets up to and including $1 billion; 0.80% of the Fund's average daily net assets between $1 billion and up to and including $2 billion; and 0.75% of the Fund's average daily net assets in excess of $2 billion.

   AGAM has agreed to waive a portion of its advisory fee or reimburse the Fund to prevent the total expenses of the Fund, excluding taxes, portfolio brokerage commissions, interest, certain litigation and indemnification expenses, and extraordinary expenses, from exceeding 1.45% of average daily net assets for Class A and Class B shares, 1.55% of average daily net assets for Class C shares, and 1.25% of average daily net assets for Class D shares of the Fund. The initial term of this fee waiver was one year and it has been renewed by AGAM annually.


   The AGAM Advisory Agreement provides that it will, unless sooner terminated in accordance with its terms, continue in effect with respect to the Fund until a new investment advisory agreement with SAAMCo, approved by the vote of a majority of the Fund's outstanding voting securities, becomes effective or two years from the date thereof, whichever is less.


   The AGAM Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Directors or by vote of a majority of the outstanding voting securities of the Fund upon 60 days' written notice to AGAM, or by AGAM upon 60 days' written notice to the Fund.

   The AGAM Advisory Agreement provides that neither AGAM nor any of its officers, directors, or employees, nor any person performing executive, administrative, trading, or other functions for the Fund (at the direction or request of AGAM) or AGAM in connection with its discharge of obligations undertaken or reasonably assumed by it shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the AGAM Advisory Agreement relates, except for loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its or his duties on behalf of the Fund or from reckless disregard by AGAM or any such person of the duties of AGAM under the AGAM Advisory Agreement.

   The AGAM Advisory Agreement is governed by the laws of the Commonwealth of Massachusetts.

   For the fiscal year ended December 31, 2000, the Fund paid AGAM $1,004,136 under the Previous Advisory Agreement, after waiver of fees.

Information About AGAM

   CypressTree Investments, Inc. ("CypressTree") and its affiliates were formed in 1996 to acquire, advise and distribute mutual funds through broker-dealers and other intermediaries. CypressTree Asset Management Corporation, Inc. ("CAM") was CypressTree's wholly owned advisory subsidiary and CypressTree Funds Distributors, Inc. ("CFD") was CypressTree's wholly owned distribution subsidiary. On March 10, 2000, CypressTree sold substantially all of its assets, including all of the stock of CAM and CFD, to American General. Thereafter, CAM was renamed American General Asset Management Corp. and CFD was renamed American General Funds Distributors, Inc. Pursuant to the Previous Advisory Agreement, AGAM oversaw the administration of all aspects of the business and affairs of the Fund, and selected, contracted with and compensated a Subadviser to manage the assets of the Fund. AGAM continues to perform these functions under the Interim Advisory Agreement.

   AGAM is located at 286 Congress Street, Boston, Massachusetts 02210. AGAM is wholly owned by American General, which is located at 2929 Allen Parkway, Houston, Texas 77019. As a result of the Merger, American General became a wholly owned subsidiary of AIG. The principal address of AIG is 70 Pine Street, New York, New York 10270.

   The following chart lists the principal executive officer and directors of AGAM, their business addresses, and their principal occupations, if different from their positions with AGAM.

                                        Position with AGAM and Principal
          Name and Address                       Occupation(s)
          ----------------              --------------------------------
 Alice T. Kane....................  Director, President and Chairman of the
  286 Congress Street               Board of Directors; Executive Vice
  Boston, MA 02210                  President, American General Fund Group.

 John A. Graf.....................  Director, Senior Vice Chairman, Asset
  2929 Allen Parkway                Accumulation, American General.
  Houston, TX 77019

 Kent E. Barrett..................  Director and Treasurer; Senior Vice
  2929 Allen Parkway                President and General Auditor, American
  Houston, TX 77019                 General.

   In addition, the following officers of the Fund also are employees of AGAM:

     Thomas J. Brown, Treasurer and Vice President of the Fund and Chief Financial Officer and Chief Administrative Officer of AGAM.

     John I. Fitzgerald, Secretary and Vice President of the Fund and Assistant Secretary and Counsel of AGAM.

     John N. Packs, Assistant Treasurer and Vice President of the Fund and Director of Research of AGAM.

Recommendation of the Board

   The Directors unanimously recommend that shareholders of the Fund vote FOR approval of the AGAM Advisory Agreement.

Proposal 2(b): Approval of the SAAMCo Advisory Agreement

   The Board is proposing that the shareholders approve the SAAMCo Advisory Agreement to become effective on the Reorganization Date. A description of the SAAMCo Advisory Agreement and the services to be provided by SAAMCo is set forth below. This description is qualified in its entirety by reference to the form of the SAAMCo Advisory Agreement attached to this Proxy Statement as Exhibit B-2. Additional information about SAAMCo is set forth below in the section entitled "Information About SAAMCo." Additional information about AIG is set forth below in the section entitled "Information About AIG."


   As more fully described below, although the forms of the agreements are different, the terms of the proposed SAAMCo Advisory Agreement, including the advisory fee rates, are similar to the Previous Advisory Agreement and the AGAM Advisory Agreement. The SAAMCo Advisory Agreement differs from the Previous Advisory Agreement and the AGAM Advisory Agreement with respect to, among other things, the effective and termination dates, the identity of the Adviser, the governing law and the indemnification provision.


Approval of the SAAMCo Advisory Agreement by the Board

   At a meeting held on July 16-17, 2001, the Board, including all of the Independent Directors, unanimously approved the SAAMCo Advisory Agreement. At the meeting, SAAMCo's representatives explained the rationale for replacing AGAM with SAAMCo as the Fund's investment adviser. They indicated that AIG has determined that in order to realize potential operational benefits from the Merger and provide improved investment advisory and other services in a more cost efficient and effective manner, AIG would begin eliminating and consolidating duplicative administrative and other functions entailed in operating AGAM and SAAMCo as separate investment advisers. They also indicated that AIG has recommended that, subject to shareholder approval, SAAMCo should replace AGAM as the Fund's investment adviser and that an orderly transition from AGAM to SAAMCo would be best accomplished if SAAMCo became the Fund's investment adviser (subject to shareholder approval) on the Reorganization Date. The Board received a presentation relating to SAAMCo and AIG, as well as a presentation from AGAM. In selecting SAAMCo to be the Fund's investment adviser (subject to shareholder approval) beginning on the Reorganization Date, the Board reviewed and considered, among other things, SAAMCo's name recognition in the investment community; the management, personnel and operations of AIG and SAAMCo; the financial strength of AIG; the commitment of AIG to the financial services industry, including SAAMCo's commitment to the investment advisory business; and the structure of the Merger. The Board considered that SAAMCo has a substantial history of providing investment management services and supervising and monitoring subadvisers. The Directors took into account assurances that although the corporate identity of the investment adviser will change, there will be no material change in the nature and quality of services currently and historically provided to the Fund upon SAAMCo replacing AGAM as the Fund's investment adviser. The Board was also assured that SAAMCo has the financial ability and other resources to fulfill its commitment to the Fund under the SAAMCo Advisory Agreement.


   The Board also considered that the terms of the SAAMCo Advisory Agreement are similar to those of the Previous Advisory Agreement and the AGAM Advisory Agreement, including with respect to the schedule of fees. The Board also noted that SAAMCo agreed to waive the advisory fee to be paid to it under the SAAMCo Advisory Agreement to the same extent as AGAM with respect to the Previous Advisory Agreement and the AGAM Advisory Agreement. Based on the considerations set forth above, the Board, including all of the Independent Directors, unanimously determined that it is necessary and in the best interests of the Fund and its shareholders to enter into the SAAMCo Advisory Agreement to ensure the continued receipt of the same quality of services as is currently provided to the Fund.


Description of the SAAMCo Advisory Agreement

   Although the form of the SAAMCo Advisory Agreement is different from that of the AGAM Advisory Agreement, the terms of the SAAMCo Advisory Agreement are similar to those of the AGAM Advisory Agreement described above. As described below, the agreements differ in, among other things, their effective dates, termination dates, the identity of the Adviser, the governing law and the indemnification provision.


   The SAAMCo Advisory Agreement provides that SAAMCo shall manage the affairs of the Fund, including continuously providing the Fund with investment research, advice and supervision, determining which securities shall be purchased or sold by the Fund, making such purchases and sales on behalf of the Fund and determining how voting and other rights with respect to securities owned by the Fund shall be exercised, subject in each case to the control of the Directors and in accordance with the objectives, policies and principles set forth in the Fund's registration statement. In performing such duties, SAAMCo (i) shall provide such office space, such bookkeeping, accounting, clerical, secretarial and administrative services (exclusive of, and in addition to, any such service provided by others retained by the Fund) and such executive and other personnel as shall be necessary for the operations of the Fund, (ii) shall be responsible for financial and accounting records, and (iii) shall oversee the performance of services provided to the Fund by others.


   Pursuant to the SAAMCo Advisory Agreement, SAAMCo may retain other persons to perform its duties under the SAAMCo Advisory Agreement, including one or more subadvisers to manage all of the portions of the Fund's investment portfolio, at SAAMCo's own cost and expense. SAAMCo shall be responsible for all acts and omissions of such subadvisers, or other persons in connection with the performance of SAAMCo's duties thereunder.

   Pursuant to the SAAMCo Advisory Agreement, SAAMCo shall pay all of its expenses arising from the performance of its duties under the SAAMCo Advisory Agreement and shall pay any salaries, fees and expenses of the Fund's Directors and officers who are employees of SAAMCo. Under the SAAMCo Advisory

Agreement, the Fund agrees to assume and pay certain charges and expenses of its operations, including: direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent attorneys and auditors, taxes and governmental fees, cost of share certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account services, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of printing and distributing prospectuses, expenses of annual and special shareholders meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Directors who are not employees of SAAMCo or its affiliates, membership dues in the Investment Company Institute, insurance premiums and extraordinary expenses such as litigation expenses.


   AGAM's advisory fee schedule under the Previous Advisory Agreement is the same as that of SAAMCo under the SAAMCo Advisory Agreement, and no change in the current fee structure is being proposed. Under the SAAMCo Advisory Agreement, the Fund will pay SAAMCo a monthly advisory fee at the following annual rates, based on the average daily net assets of the Fund: .85% on the first $ 1 billion; .80% on the next $1 billion; and .75% thereafter.

   Although the SAAMCo Advisory Agreement does not, like the Previous Advisory Agreement and the AGAM Advisory Agreement, contain a provision stating that the investment adviser may waive a portion of its advisory fees, such provision is not necessary in order for SAAMCo to waive a portion of its advisory fees. Like AGAM with respect to the advisory fees payable to it under the Previous Advisory Agreement and the AGAM Advisory Agreement, SAAMCo has agreed to waive a portion of its advisory fee or reimburse the Fund to prevent the total expenses of the Fund, excluding taxes, portfolio brokerage commissions, interest, certain litigation and indemnification expenses, and extraordinary expenses, from exceeding 1.45% of average daily net assets for Class A and Class B shares, 1.55% of average daily net assets for Class C shares and 1.25% of average daily net assets for Class D shares of the Fund. The initial term of both the AGAM and SAAMCo fee waivers is one year. Each of AGAM and SAAMCo may, in their discretion, renew their respective fee waivers beyond their initial term.


   The SAAMCo Advisory Agreement provides that it shall continue in full force and effect for two years from the date thereof, and shall continue in full force and effect from year to year thereafter if such continuance is approved in the manner required by the 1940 Act and SAAMCo has not notified the Fund in writing at least 60 days prior to the anniversary date of the previous continuance that it does not desire such continuance. With respect to the Fund, the SAAMCo Advisory Agreement may be terminated at any time, without payment of penalty by the Fund, on 60 days written notice to SAAMCo, by vote of the Directors, or by vote of a majority of the outstanding voting securities (as defined by the 1940 Act) of the Fund. The SAAMCo Advisory Agreement further provides that it shall automatically terminate in the event of its assignment (as defined by the 1940 Act).

   The SAAMCo Advisory Agreement also states that the Fund agrees that if (i) SAAMCo ceases to act as investment manager and adviser to the Fund and (ii) the continued use of the Fund's present name would create confusion in the context of SAAMCo's business, then the Fund will use its best efforts to change its name in order to delete the word "SunAmerica" from its name. Neither the Previous Advisory Agreement nor the AGAM Advisory Agreement contains a similar provision.

   The SAAMCo Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") thereunder on the part of SAAMCo (and its affiliates), SAAMCo shall not be subject to liability to the Fund or any of its shareholders for any act or omission in the course of, or connected with, rendering services thereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which the SAAMCo Advisory Agreement relates, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Unlike the Previous Advisory Agreement and the AGAM Advisory Agreement, the SAAMCo Advisory Agreement goes on to state that except for such disabling conduct, the Fund shall indemnify SAAMCo (and its affiliates) from any liability arising from SAAMCo's conduct under the SAAMCo Advisory Agreement and provides procedures therefor.

   Unlike the Previous Advisory Agreement and the AGAM Advisory Agreement, the SAAMCo Advisory Agreement is governed by the laws of the State of New York.

Information About SAAMCo

   SAAMCo was organized as a Delaware corporation in 1982. It is an indirect, wholly owned subsidiary of SunAmerica, Inc., which in turn is a wholly owned subsidiary of AIG. Information about AIG is set forth below in the section called "Information about AIG." SAAMCo provides investment advice and management services to mutual funds and private accounts. As of June 30, 2001, SAAMCo managed, advised or administered assets of more than $28 billion.

   SAAMCo is located at The SunAmerica Center, 733 Third Avenue, New York, New York 10007-3204. The principal business address of SunAmerica, Inc. is 1 SunAmerica Center, Century City, Los Angeles, California 90067-6022. The principal business address of AIG is 70 Pine Street, New York, New York, 10270.

   The following chart lists the principal executive officer and directors of SAAMCo and their principal occupations, if different from their positions with SAAMCo.

                                         Position with SAAMCo and
        Name and Address                  Principal Occupation(s)
        ----------------                 ------------------------
     Peter A. Harbeck...... President, Chief Executive Officer and Director
     Jay S. Wintrob........ Director; President, COO and Director, SunAmerica,
                            Inc.; Executive Vice Director, Anchor National
                            Insurance Company and SunAmerica, Inc.
     J. Steven Neamtz...... Executive Vice President
                            Senior Vice President, Treasurer-Mutual & Variable
     Peter C. Sutton....... Annuity Funds
                            Senior Vice President, General Counsel and
     Robert M. Zakem....... Assistant Secretary
     Debbie Potash-Turner.. Senior Vice President and Chief Financial Officer
     Christopher Nixon..... Secretary

   The business address of each of the above listed persons other than Mr. Wintrob is The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204. The business address of Mr. Wintrob is 1 SunAmerica Center, Century City, Los Angeles, California 90067-6022.

Information About AIG

   AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. AIG's primary activities include both general and life insurance operations. Other significant activities include financial services and asset management. AIG's general insurance subsidiaries are multiple line companies writing substantially all lines of property and casualty insurance. One or more of these companies is licensed to write substantially all of these lines in all states of the United States and in approximately 70 foreign countries. AIG's life insurance subsidiaries offer a wide range of traditional insurance and financial and investment products. One or more of these subsidiaries is licensed to write life insurance in all states in the United States and in over 70 foreign countries. AIG's financial services subsidiaries engage in diversified financial products and services including aircraft, consumer and premium financing, and banking services. AIG's asset management operations offer a wide variety of investment vehicles and services, including variable annuities, mutual funds, and investment asset management. AIG is a publicly traded company.


Recommendation of the Board

   The Directors unanimously recommend that shareholders of the Fund vote FOR approval of the SAAMCo Advisory Agreement. If Proposal No. 2(b) is not approved by the shareholders of the Fund, the Directors will determine the appropriate actions to be taken with respect to the Fund's advisory arrangements at that time.

Required Vote for Proposals No. 2(a) and 2(b)

   Shareholders vote on the approval of the AGAM Advisory Agreement and the SAAMCo Advisory Agreement as separate proposals. Approval of the AGAM Advisory Agreement and the SAAMCo Advisory Agreement each requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy.

   The Directors unanimously recommend that shareholders of the Fund vote FOR approval of the AGAM Advisory Agreement and FOR approval of the SAAMCo Advisory Agreement.

                     APPROVAL OF NEW SUBADVISORY AGREEMENTS

                          PROPOSALS NO. 3(a) AND 3(b)

Background

   Prior to June 1, 2001, CIMCO served as the Fund's Subadviser, pursuant to a subadvisory agreement dated June 1, 2000 between AGAM and CIMCO (the "Previous Subadvisory Agreement"). At a meeting of the Board held on April 17, 2001, the Board was informed that the three original portfolio managers at CIMCO had left or would be leaving by the end of April 2001 and that CIMCO had hired replacement portfolio managers. At a meeting of the Board held on May 23, 2001, AGAM presented the Board with its recommendation with respect to CIMCO based on its evaluation of CIMCO's resources. At the meeting, AGAM recommended that it was in the best interests of the Fund and its shareholders to engage Stanfield Capital Partners LLC ("Stanfield") as a new Subadviser for the Fund in place of CIMCO. For the reasons described below, the Board approved the termination of the Previous Subadvisory Agreement effective as of the close of business on May 31, 2001, and approved a new subadvisory agreement with Stanfield (the "New Subadvisory Agreement"). The Board anticipated that shareholder approval of the New Subadvisory Agreement would be sought at a meeting that would be held, as required by the 1940 Act, before the end of October 2001. As discussed below, the terms of the New Subadvisory Agreement are similar in all material respects to the Previous Subadvisory Agreement.

   To ensure the uninterrupted receipt by the Fund of investment management services during the period between June 1, 2001 and the anticipated shareholder meeting to consider and approve of the New Subadvisory Agreement, at the May 23, 2001 meeting, the Board (including the Independent Directors) unanimously approved an interim subadvisory agreement (the "First Interim Subadvisory Agreement") between AGAM and Stanfield. The First Interim Subadvisory Agreement became effective on June 1, 2001, without prior shareholder approval pursuant to Rule 15a-4 under the 1940 Act, which, under certain circumstances, allows such agreements to take effect, and to remain in effect for up to 150 days, without receiving prior shareholder approval, as long as the fees payable under such agreement do not exceed the fees payable under the predecessor agreement that had been approved by the shareholders.

   The First Interim Subadvisory Agreement provided for automatic termination upon termination of the Previous Advisory Agreement. As discussed above, the Closing of the Merger resulted in the termination of the Previous Advisory Agreement. At a meeting held on July 16-17, 2001, the Board (including the Independent Directors), unanimously approved the continuation of the First Interim Subadvisory Agreement (as so continued, the "Second Interim Subadvisory Agreement" and, together with the First Interim Subadvisory Agreement, the "Interim Subadvisory Agreement"), which became effective as of the Closing. The Interim Subadvisory Agreement may remain in effect until no later than 150 days after termination of the Previous Subadvisory Agreement.

   At the July 16-17, 2001 meeting, the Board took into account that the New Subadvisory Agreement provides that it automatically terminates upon termination of the advisory agreement with AGAM, and that it was anticipated that the AGAM Advisory Agreement would terminate on the Reorganization Date. Accordingly, at the meeting the Board approved another subadvisory agreement with Stanfield to correspond with the SAAMCo Advisory Agreement. In approving this subadvisory agreement, the Board noted that it is essentially a continuation of the new subadvisory agreement with AGAM. In this Proxy Statement, the subadvisory agreements between Stanfield and each of AGAM and SAAMCo are together referred to as the "New Subadvisory Agreement."

Approval of the New Subadvisory Agreement

   The Board is proposing that the shareholders approve (i) a new subadvisory agreement between Stanfield and AGAM, to become effective on the date of such approval, which will terminate upon the termination of the AGAM Advisory Agreement (i.e., on the Reorganization Date), and (ii) a new subadvisory agreement between Stanfield and SAAMCO, to become effective on the Reorganization Date. The terms of each agreement are materially the same, with the exception of the effective date and the Adviser. A description of the New Subadvisory Agreement and the services to be provided by Stanfield is set forth below. This description is qualified in its entirety by reference to the form of the New Subadvisory Agreement attached to this Proxy Statement as Exhibit C, between Stanfield and the Adviser. Additional information about Stanfield is set forth below in the section entitled "Information About Stanfield."

Approval of the New Subadvisory Agreement by the Board

   In determining that a change of subadvisers from CIMCO to Stanfield was in the best interests of the Fund and its shareholders, the Directors considered many factors. The Board considered AGAM's evaluation of CIMCO's resources, including the experience and capabilities of CIMCO's replacement portfolio managers. In considering the termination of the Previous Subadvisory Agreement, the Board noted that AGAM (and not the Fund) would pay CIMCO the subadvisory fee due to it for a sixty-day period in lieu of the notice provided for in the Previous Subadvisory Agreement. In considering alternatives to CIMCO, the Board considered Stanfield as well as several other advisers evaluated by AGAM. The Board considered that Stanfield was being recommended by AGAM for several reasons, including the following: (i) the portfolio management team at Stanfield had ten years of experience in managing large, diversified pools of bank loans, and showed particular strength with respect to controlling risk and managing credit; (ii) Stanfield was the first group to be involved in bank loans as an asset class for individual investors; and (iii) Stanfield is believed to be the only manager in this asset class with a full-time bank loan trader.

   Based upon the foregoing factors, the Directors concluded that it was in the Fund's and the shareholders' best interests for the Fund to terminate the Previous Subadvisory Agreement and cause the Adviser to enter into the New Subadvisory Agreement with Stanfield.

   In evaluating the New Subadvisory Agreement, the Directors took into account the fact that the New Subadvisory Agreement and the Previous Subadvisory Agreement are substantially similar, including the fees paid thereunder, after taking into account CIMCO's voluntary fee waiver (as described more fully below). Accordingly, the Directors unanimously approved the New Subadvisory Agreement and recommend its approval by the shareholders.

Description of the New Subadvisory Agreement

   The New Subadvisory Agreement is similar in all material respects to the Interim Subadvisory Agreement and the Previous Subadvisory Agreement with CIMCO. Although the subadvisory fee under the Previous Subadvisory Agreement was higher than that in the Interim Subadvisory Agreement and the New Subadvisory Agreement, CIMCO had agreed in writing (the "Fee Waiver Agreement") to waive its subadvisory fee. Taking CIMCO's fee waiver into account the subadvisory fees under each of the Previous Advisory Agreements, the Interim Advisory Agreement and the New Advisory Agreement are the same. The Previous Subadvisory Agreement, dated June 1, 2000, was last approved by the shareholders of the Fund at a meeting held on the same date in connection with its initial approval.

   The New Subadvisory Agreement provides that, subject to the stated investment policies and restrictions of the Fund as set forth in the Fund's current Prospectus and Statement of Additional Information (as filed with the SEC as part of the Fund's Registration Statement, and as amended or supplemented from time to time, the "Prospectus"), and subject to the general supervision of the Fund's Directors and of the Adviser, Stanfield shall purchase, hold and sell investments for the Fund and monitor on a continuous basis the performance of such Fund investments. Under the New Subadvisory Agreement, Stanfield will manage the Fund's assets in accordance with the Fund's investment objective, policies, and limitations (as stated in the Prospectus), make investment decisions for the Fund, place purchase and sale orders for portfolio transactions for the Fund, and manage otherwise uninvested cash of the Fund. In addition, Stanfield's duties under the New Subadvisory

Agreement include compliance with applicable law and governing documents, voting of proxies, acting as a limited agent of the Fund and of the Adviser, maintaining books and records for the Fund, and providing information concerning the Fund's investments (and concerning Stanfield) to the Adviser, to the Fund, and to the Fund's custodian, as applicable.

   The New Subadvisory Agreement provides that Stanfield will pay all expenses incurred by it in connection with its activities under the New Subadvisory Agreement, other than the cost of securities, commodities, and other investments (including brokerage fees and commissions and other transaction charges, if any) purchased for the Fund. Stanfield will not be responsible for any expenses of the operations of the Fund including, without limitation, brokerage fees and commissions and other transaction charges, if any. Stanfield will not be responsible for the Fund's or the Adviser's expenses.

   The Previous Subadvisory Agreement provided that CIMCO's fee would be computed daily and paid monthly, at the following annual rates, based on the size of the Fund: 0.45% for the first $1 billion of average daily net assets, 0.40% for the next $1 billion of average daily net assets, and 0.35% for average daily net assets more than $2 billion. Pursuant to the Fee Waiver Agreement, CIMCO agreed to waive its subadvisory fees so that its fee would be paid by the Adviser at the following annual rate, based on the size of the Fund; 0.25% for the first $1 billion of average daily net assets and 0.20% for the average daily net assets of more than $1 billion. Under the New Subadvisory Agreement (and each Interim Subadvisory Agreement), Stanfield is to receive a fee, computed daily and paid monthly, at the following annual rates, based on the size of the Fund: 0.25% for the first $1 billion of average daily net assets and 0.20% for average daily net assets of more than $1 billion. The fee to Stanfield is paid by the Adviser, and is not an additional charge to the Fund or its shareholders. For the fiscal year ended December 31, 2000, CIMCO received $693,122 for its portfolio management services with respect to the Fund, after waiver of fees.

   The New Subadvisory Agreement provides that it will continue in effect for a period of two years from its effective date and thereafter on an annual basis, provided such continuance is approved at least annually (a) by the vote of a majority of the Board of Directors of the Fund or (b) by the vote of a majority of the outstanding voting securities of the Fund, and provided that continuance is also approved by the vote of a majority of the Independent Directors who are not parties to the agreement, cast in person at a meeting called for the purpose of voting on such approval. The New Subadvisory Agreement may be amended in writing (signed by the parties), provided that the terms of any material amendment shall be approved (i) by the vote of a majority of the outstanding voting securities of the Fund and (ii) by the vote of a majority of the Independent Directors of the Fund who are not parties to the agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by law.

   The New Subadvisory Agreement may be terminated at any time, without the payment of any penalty, by (a) the Fund by vote of a majority of the Board of Directors, or by vote of a majority of the outstanding voting securities of the Fund, upon 60 days' written notice to Stanfield, or (b) by the Adviser upon 60 days' written notice to Stanfield, or (c) by Stanfield upon 60 days' written notice to the Fund and to the Adviser. The New Subadvisory Agreement will terminate automatically, without the payment of any penalty, in the event of its assignment (as defined in the 1940 Act) or in the event of the termination of the applicable advisory agreement.

   The New Subadvisory Agreement provides that, in connection with Stanfield's discharge of its obligations under the New Subadvisory Agreement, neither Stanfield nor any of its officers, directors, or employees (nor any person performing executive, administrative, trading or other functions for the Fund or Stanfield at the direction or request of Stanfield) shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, except for loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its or his or her duties on behalf of the Fund, or from reckless disregard by Stanfield or any such person of the duties of Stanfield under the New Subadvisory Agreement.

Information About Stanfield

   Stanfield is a New York limited liability company, controlled by its management and dedicated exclusively to high yield investment management. Stanfield was formed in February 1998 by a team of investment professionals with strong high yield bank loan and high yield bond management capability. Stanfield is controlled (as such term is defined in the 1940 Act) by Messrs. Baldwin, Alfieri and Jansen by virtue of each of their ownership of more than 25% of the interests of Stanfield. Messrs. Baldwin, Alfieri and Jansen, are also the managing partners of Stanfield. Since 1990, the investment professionals at Stanfield have managed assets aggregating approximately $9.9 billion. As of June 30, 2001, Stanfield's total assets under management were approximately $4.2 billion, consisting of $3.7 billion of high yield bank loans and $500 million of high yield bonds.

   The following chart lists the principal executive officer and managing partners of Stanfield and their principal occupations, if different from their position with Stanfield, are set forth below. Unless otherwise indicated, each persons' business address is 330 Madison Avenue, New York, New York 10017.

                                              Position with Stanfield and
              Name and Address                   Principal Occupation(s)
              ----------------          ----------------------------------------
     Daniel Baldwin.................... Administrative and Managing Partner, CIO
     Stephen Alfieri................... Managing Partner
     Christopher Jansen................ Managing Partner

Required Vote for Proposals No. 3(a) and 3(b)

   Shareholders vote on whether to approve each New Subadvisory Agreement as a separate proposal. Approval of each New Subadvisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy. If the shareholders of the Fund do not approve either New Subadvisory Agreement, the Directors will take such further action as they may deem to be in the best interests of the shareholders of the Fund.

   The Directors unanimously recommend that the shareholders of the Fund vote FOR approval of the New Subadvisory Agreement between AGAM and Stanfield and FOR approval of the New Subadvisory Agreement between SAAMCo and Stanfield.

                              GENERAL INFORMATION

Brokerage and Research Services

   It is not anticipated that the Fund will pay significant brokerage commissions, since the Fund typically purchases its portfolio securities in principal transactions. However, on occasion it may be necessary or desirable to purchase or sell a security through a broker on an agency basis. Agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.

   When the Subadviser places orders for the purchase and sale of portfolio securities for the Fund, it is anticipated that such transactions will be effected through a number of brokers and dealers. In so doing, the Subadviser will seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Subadviser considers all factors deemed relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transactions taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

   It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical and quotation services from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Subadviser may receive research, statistical and quotation services from the broker-dealers with which the Fund's portfolio transactions are placed. These services, which in some instances could also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Subadviser in advising its other clients, although not all of these services are necessarily useful and of value in advising the Fund. The advisory fees paid by the Fund are not reduced because the Subadviser receives such services.

   As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), under the New Advisory Agreement, the New Subadvisory Agreement, the Interim Advisory Agreement and the Interim Subadvisory Agreement, AGAM, SAAMCo or Stanfield may cause the Fund to pay a broker-dealer that provides "brokerage and research services" (as defined by the 1934 Act) to AGAM, SAAMCo or Stanfield an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting the same transaction. The authority of AGAM, SAAMCo or Stanfield to cause the Fund to pay any such greater commission is subject to such policies as the Directors may adopt from time to time.

   During the fiscal year ended December 31, 2000, the Fund did not pay any brokerage commissions to any broker then affiliated with AGAM, SAAMCo, CIMCO or Stanfield.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 30(h) of the 1940 Act requires the Fund's Directors and officers, investment advisers, affiliates of the investment advisers, and persons who beneficially own more than 10% of a registered class of the Fund's securities ("Reporting Persons"), to file reports of ownership of the Fund's securities and changes in ownership with the SEC. Reporting Persons are also required by such regulations to furnish the Fund with copies of all such forms that they file.

   Based solely on its review of the copies of forms received by it and written representations of Reporting Persons, the Fund believes that during fiscal year 2000, all Reporting Persons complied with all applicable filing requirements.

Principal Underwriter

   AGFD, whose address is 286 Congress Street, Boston, Massachusetts 02210, is currently the principal underwriter for the Fund. AGFD is an affiliate of AGAM. SunAmerica Capital Services, Inc., whose address is The SunAmerica Center, 733 Third Avenue, New York, New York, 10017, will serve as the Fund's principal underwriter from and after the Reorganization Date. For the fiscal year ending December 31, 2000, the Fund paid AGFD $1,051,950 for its services as principal underwriter.

Administrator

   AGAM, whose address is 286 Congress Street, Boston, Massachusetts 02210, is currently the administrator for the Fund. In return for AGAM's services as Administrator, the Fund pays AGAM an annual fee paid monthly equal to 0.40% of the average daily net assets of the Fund as compensation under the Administration Agreement. From and after the Reorganization Date, SAAMCo, a wholly owned subsidiary of AIG, whose address is The SunAmerica Center, 733 Third Avenue, New York, New York, 10017, will provide administrative services to the Fund at the same annual rate. For the fiscal year ended December 31, 2000, after waivers and reimbursements, no administrative fee was paid to AGAM by the Fund.

Independent Auditors' Fees

   The following table sets forth the aggregate fees paid to the independent auditors for the Fund's most recent fiscal year ended December 31, 2000 for professional services rendered for: (i) the audit of the Fund's annual financial statements and the review of financial statements included in the Fund's report to stockholders; (ii) financial information systems design and implementation services provided to the Fund, its investment adviser and entities controlling, controlled by or under common control with the investment adviser that provide services to the Fund; and (iii) all other non-audit services provided to the Fund, its investment adviser, and entities controlling, controlled by or under common control with the investment adviser that provide services to the Fund. The Audit and Nominating Committee of the Fund has considered that the Fund's independent auditors did not provide any information technology services under clause (ii) or provide any non-audit services under clause (iii), other than the preparation of the Fund's tax returns.



      Audit Fees Charged   Financial Information Systems Design and
         to the Fund                 Implementation Fees            All Other Fees
      ------------------   ---------------------------------------- --------------
           $28,500                           None                       $5,000

Quorum and Methods of Tabulation

   The presence in person or by proxy of shareholders entitled to cast a majority of the votes entitled to be cast at the meeting shall be a quorum for the transaction of business by the shareholders of the Fund at the Meeting. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Fund as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of each Proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count all shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owners or the persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but that have not been cast. Assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on Proposals 2(a), 2(b) 3(a) and 3(b) (approval of advisory and subadvisory agreements, respectively). Abstentions and broker non-votes will not be considered votes cast and therefore will have no effect on Proposal 1 (election of directors).

Adjournments

   In the event that a quorum is not present for purposes of acting on a Proposal, or if sufficient votes in favor of a Proposal are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those votes present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any Proposal that has not then been adopted. They will vote against any such adjournment those proxies required to be voted against each Proposal that has not then been adopted and will not vote any proxies that direct them to abstain from voting on such Proposals.

   The costs of any additional solicitation and of any adjourned session with respect to Proposal 3(a) may be borne by the Fund, all other costs of any additional solicitation and of any adjourned session will be borne by AIG or an affiliate thereof. Any Proposal for which sufficient favorable votes have been received by the time of the Meeting will be acted upon at the Meeting and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to another Proposal.


Shareholder Proposals at Future Meetings

   The Fund does not hold regular annual or other meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Fund must be received by the Fund a reasonable time before that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.

                                 OTHER MATTERS

   The Fund is not aware of any other matters that are expected to arise at the Meeting. If any other matter should arise, however, the persons named in properly executed proxies have discretionary authority to vote such proxies as they shall decide.

September 10, 2001

                                   EXHIBIT A

                         CHARTER OF THE AUDIT COMMITTEE

                              NORTH AMERICAN FUNDS


                 NORTH AMERICAN SENIOR FLOATING RATE FUND, INC.

                                   MEMBERSHIP

   The Board of Trustees/Directors, acting by resolution adopted by a majority of the full Board, shall elect from among its members an audit committee of not fewer than three (3) nor more than ten (10) members, each of whom shall be a trustee/director who is not an interested person (as defined by the Investment Company Act of 1940). No member will have a relationship with any American General registered investment company, American General Corporation, or any affiliates that, in the opinion of the Board of Trustees/Directors, would interfere with the exercise of independent judgment as a committee member. The chairman of the committee shall be elected by a majority of the full Board of Trustees/Directors at the time the committee is elected or at such time as it becomes necessary to elect a new chairman because of the chairman's death, resignation or removal. Each member of the committee shall be financially literate, or shall undertake to become financially literate within a reasonable period of time after being elected to the committee, and at least one member shall have accounting or related financial management expertise, as these qualifications are determined in the opinion of the Board of Trustees/Directors.

                                    PROCESS

   The audit committee shall meet at such times and places as may be fixed by the committee, or on the call of its chairman, at such times and places as may be designated in the call of such meetings. The committee shall also meet promptly upon the request of a registered investment company's outside auditors. The committee shall maintain a record of its proceedings and shall report to the Board of Trustees/Directors a summary of its activities not less frequently than twice each fiscal year, along with such recommendations as the committee deems appropriate.

                                RESPONSIBILITIES

   The audit committee shall have the following powers and duties:

     (a) subject to confirmation by the Board of Trustees/Directors, to select, evaluate and, where appropriate, replace the outside auditors (or to nominate the outside auditors to be proposed for shareholder approval in any proxy statement);

     (b) to make clear to the outside auditors that the outside auditors are ultimately accountable to the Board of Trustees/Directors and the audit committee;

     (c) to review at regular intervals audit arrangements for each registered investment company and the reports to be rendered;

     (d) to review in advance the plan and scope of the audit of each registered investment company to be performed by the outside auditors and the related estimate of fees, and to recommend such audit plan, scope, and fee estimate for board approval;

     (e) to review non-audit services and fees of each registered investment company's outside auditors, giving appropriate consideration to the possible effect on the auditors' independence of each non-audit service provided;

     (f) to ensure that the outside auditors submit to the committee at least annually a formal written statement delineating all relationships between the outside auditors and each registered investment company and American General Corporation and its affiliates, and to review with the outside auditors any disclosed relationships or services that may impact the objectivity and independence of the outside auditors for the purpose of recommending, as necessary, that the Board of Trustees/Directors take appropriate action to satisfy itself of the outside auditors' independence;

     (g) to review periodically with each registered investment company's outside auditors the accounting principles and policies of each registered investment company, including any matters required to be discussed by Statement on Auditing Standards No. 61, as it may be amended or supplemented;

     (h) to review periodically with each registered investment company's management, internal auditors, and independent auditors the adequacy and effectiveness of accounting and financial controls, including the investment company's system to monitor and manage business risk, and legal and ethical compliance programs, including compliance with the Investment Company Act of 1940 and qualification as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as the committee or the Board of Trustees/Directors may determine to be necessary or desirable;

     (i) to review periodically the coordination between each registered investment company's outside auditors and each registered investment company's internal audit staff, and to review with each registered investment company's outside auditors, upon completion of their audit, their findings and recommendations and the responses of management to such findings and recommendations;

     (j) to review and discuss with management each registered investment company's audited financial statements;

     (k) to recommend to the Board of Trustees/Directors that the audited financial statements presented to the audit committee be included in each registered investment company's annual report;

     (l) to conduct from time to time, or cause to be conducted, such investigations or inquiries relating to the committee's responsibilities, including accounting or audit matters, as the facts presented to the committee warrant and as the committee may deem necessary or appropriate in the interest of each registered investment company and its shareholders;

     (m) to confer with and direct the officers of each registered investment company to the extent necessary to exercise the committee's powers and to carry out its duties;

     (n) to meet with representatives of the outside auditors of each registered investment company and/or the internal audit staff of each registered investment company in the absence of management, whenever the committee deems such to be appropriate; and

     (o) to perform such additional duties as may be assigned to the committee by the Board of Trustees/Directors.

                                  EXHIBIT B-1

                                  FORM OF AGAM
                               ADVISORY AGREEMENT

   ADVISORY AGREEMENT (the "Agreement") made as of              , 2001, between
NORTH AMERICAN SENIOR FLOATING RATE FUND, INC., a Maryland corporation (the "Fund"), and AMERICAN GENERAL ASSET MANAGEMENT CORP., a Delaware corporation (the "Adviser").

                                   WITNESSETH

   WHEREAS, the Fund is registered with the Securities and Exchange Commission as a closed-end management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act");

   WHEREAS, the Fund desires to retain the Adviser as investment manager to furnish certain investment advisory services to the Fund, and the Adviser is willing to furnish those services;

   NOW THEREFORE, the parties agree as follows:

1. APPOINTMENT OF ADVISER

   The Fund hereby appoints the Adviser, subject to the supervision of the Directors of the Fund and the terms of this Agreement, as the investment adviser for the Fund. The Adviser accepts such appointment and agrees to render the services and to assume the obligations set forth in this Agreement commencing on its effective date. The Adviser will be an independent contractor and will have no authority to act for or represent the Fund in any way or otherwise be deemed an agent unless expressly authorized in this Agreement or another writing by the Fund and the Adviser.

2. DUTIES OF THE ADVISER

   a. Subject to the general supervision of the Directors of the Fund and the terms of this Agreement, the Adviser will at its own expense select, contract with, and compensate an investment subadviser (the "Subadviser") to manage the investments and determine the composition of the assets of the Fund; provided, that any contract with the Subadviser (the "Subadvisory Agreement") will be in compliance with and approved as required by the Investment Company Act. Subject always to the direction and control of the Directors of the Fund, the Adviser will monitor compliance of the Subadviser with the investment objectives and investment policies, as set forth in the Fund's registration statement as filed with the Securities and Exchange Commission, and review and report to the Directors of the Fund on the performance of the Subadviser.

   b. The Adviser will oversee the administration of certain aspects of the Fund's business and affairs and will furnish to the Fund the following services:

     (1) Office and Other Facilities. The Adviser will furnish to the Fund office space in the offices of the Adviser or in such other place as may be agreed upon by the parties to this Agreement from time to time and such other office facilities, utilities and office equipment as are necessary for the Fund's operations.

                                     B-1-1

     (2) Directors and Officers. The Adviser agrees to permit individuals who are directors, officers or employees of the Adviser to serve (if duly elected or appointed) as Directors or officers of the Fund, without remuneration from or other cost to the Fund.

     (3) Other Personnel. The Adviser will furnish to the Fund, at the Fund's expense, any other personnel necessary for the operations of the Fund.

     (4) Reports to Fund. The Adviser will furnish to or place at the disposal of the Fund such information, reports, valuations, analyses and opinions as the Fund may, at any time or from time to time, reasonably request or as the Adviser may deem helpful to the Fund, provided that the expenses associated with any such materials furnished by the Adviser at the request of the Fund will be borne by the Fund.

3. EXPENSES ASSUMED BY THE FUND

   In addition to paying the advisory fee provided for in Section 5, the Fund will pay all expenses of its organization, operations and business not specifically assumed or agreed to be paid by the Adviser as provided in this Agreement, by the Subadviser as provided in the Subadvisory Agreement, by the Administrator under an administration agreement, or by the principal underwriter (the "Distributor") of the Fund's shares, as that term is defined in Section 2(a)(29) of the Investment Company Act, as provided in a distribution agreement. Without limiting the generality of the foregoing, the Fund, in addition to certain expenses specifically described in Section 2 above, will pay or arrange for the payment of the following:

     a. Custody and Accounting Services. All expenses of the transfer, receipt, safekeeping, servicing and accounting for the Fund's cash, securities, and other property, including all charges of depositories, custodians and other agents, if any;

     b. Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including all charges of the Fund's transfer, shareholder recordkeeping, dividend disbursing, repurchase, and other agents, if any;

     c. Shareholder Communications. All expenses of preparing, setting in type, printing, and distributing reports, repurchase notifications, and other communications to shareholders;

     d. Shareholder Meetings. All expenses incidental to holding meetings of Fund shareholders, including the printing of notices and proxy material, and proxy solicitation;

     e. Prospectuses. All expenses of preparing, setting in type, and printing of annual or more frequent revisions of the Fund's prospectus and statement of additional information and any supplements to those documents and of mailing them to shareholders;

     f. Pricing. All expenses of computing the net asset value per share for the Fund, including the cost of any equipment or services used for obtaining price quotations and valuing its investment portfolio;

     g. Communication Equipment. All charges for equipment or services used for communication between the Adviser or the Fund and the custodian, transfer agent or any other agent selected by the Fund;

     h. Legal and Accounting Fees and Expenses. All charges for services and expenses of the Fund's legal counsel and independent auditors;

                                     B-1-2

     i. Directors and Officers. Except as expressly provided otherwise in paragraph 2.b.(2), all compensation of Directors and officers, all expenses incurred in connection with the service of Directors and officers, and all expenses of meetings of the Directors and Committees of Directors;

     j. Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Fund under the Investment Company Act and the registration of the Fund's shares under the Securities Act of 1933, as amended (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, setting in type, printing and filing of any registration statement and prospectus under the 1933 Act or the Investment Company Act, and any amendments or supplements to those documents that may be made from time to time;

     k. State Registration Fees. All fees and expenses of qualifying and maintaining qualification of the Fund and of the Fund's shares for sale under securities laws of various states or jurisdictions, and of registration and qualification of the Fund under all other laws applicable to the Fund or its business activities (including registering the Fund as a broker-dealer, or any officer of the Fund or any person as agent or salesman of the Fund in any state);

     l. Issue and Repurchase of Fund Shares. All expenses incurred in connection with the issue, repurchase, and transfer of Fund shares, including the expense of confirming all share transactions, of preparing and transmitting certificates for shares of the Fund, and of sending notifications of repurchase offers to shareholders;

     m. Bonding and Insurance. All expenses of bond, liability and other insurance coverage required by law or regulation or deemed advisable by the Fund's Directors including, without limitation, such bond, liability and other insurance expense that may from time to time be allocated to the Fund in a manner approved by its Directors;

     n. Brokerage Commissions. All brokers' commissions and other charges incident to the purchase, sale, or lending of the Fund's portfolio securities;

     o. Taxes. All taxes or governmental fees payable by or with respect to the Fund to federal, state, or other governmental agencies, domestic or foreign, including stamp or other transfer taxes, and all expenses incurred in the preparation of tax returns;

     p. Trade Association Fees. All fees, dues, and other expenses incurred in connection with the Fund's membership in any trade association or other investment organization; and

     q. Nonrecurring and Extraordinary Expenses. Such nonrecurring expenses as may arise, including the costs of actions, suits, or proceedings to which the Fund is, or is threatened to be made, a party and the expenses the Fund may incur as a result of its legal obligation to provide indemnification to its Directors, officers, agents and shareholders.

4. COMPENSATION OF ADVISER

   a. The Fund will pay the Adviser a fee, computed daily and paid monthly, on or before the last business day of the month, at the following annualized rate:
0.85% of the Fund's average daily net assets for average daily net assets up to and including $1 billion; 0.80% of the Fund's average daily net assets for average daily net assets between $1 billion and up to and including $2 billion; and 0.75% of the Fund's average daily net assets for average daily net assets in excess of $2 billion. In calculating the net assets of the Fund for purposes

                                     B-1-3
of this computation, all liabilities of the Fund will be deducted from gross assets except the principal amount of any indebtedness for money borrowed, including debt securities issued by the Fund.

   b. If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of such month or from the beginning of the prorated according to the proportion which that period bears to the full month in which the effectiveness or termination occurs.

5. EXPENSE LIMITATION

   From time to time, the Adviser may waive all or a portion of its fee provided for under this Agreement, or agree to reimburse the Fund in order to limit the Fund's aggregate expenses. The Adviser agrees to be bound by the terms of any publicly announced waiver of its fee, or any limitation of the Fund's expenses.

6. NON-EXCLUSIVITY

   The services of the Adviser to the Fund are not to be deemed to be exclusive, and the Adviser will be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that the directors, officers, and employees of the Adviser are not prohibited from engaging in any other business activities or from rendering services to any other person, or from serving as partners, officers, directors, trustees or employees of any other firm or corporation, including other investment companies.

7. SUPPLEMENTAL ARRANGEMENTS

   The Adviser may enter into arrangements with other persons affiliated with the Adviser to enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Adviser.

8. CONFLICTS OF INTEREST

   It is understood that Directors, officers, agents and shareholders of the Fund are or may be interested in the Adviser as directors, officers, stockholders, or otherwise; that directors, officers, agents and stockholders of the Adviser are or may be interested in the Fund as Directors, officers, shareholders or otherwise; that the Adviser may be interested in the Fund; and that the existence of any such dual interest will not affect the validity of this Agreement or of any transactions under this Agreement except as otherwise provided in the Articles of Incorporation of the Fund and the Articles of Incorporation of the Adviser, respectively, or by specific provisions of applicable law.

9. REGULATION

   The Adviser will submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations. The Adviser will comply in all material respects with Rule 17j-1 under the Investment Company Act.

                                     B-1-4

10. DURATION AND TERMINATION OF AGREEMENT

   This Agreement will become effective as of the date hereof and will continue in effect until a new investment advisory agreement with SunAmerica Asset Management Corp., approved by the vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Fund, becomes effective in accordance with its terms or for two years from the date hereof, whichever is less.

   This Agreement may be terminated at any time, without the payment of any penalty, by the Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund, upon sixty days' written notice to the Adviser, or by the Adviser on sixty days' written notice to the Fund. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company Act).

11. PROVISION OF CERTAIN INFORMATION BY ADVISER

   The Adviser will promptly notify the Fund in writing of the occurrence of any of the following events:

     a. the Adviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

     b. the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund; and

     c. the chief executive officer or controlling stockholder of the Adviser or the portfolio manager of the Fund changes.

12. AMENDMENTS TO THE AGREEMENT

   This Agreement may be amended by written amendment signed by the parties, provided that the terms of any material amendment shall be approved (i) by the vote of a majority of the outstanding voting securities of the Fund and (ii) by the vote of a majority of the Directors of the Fund who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by law.

13. ENTIRE AGREEMENT

   This Agreement contains the entire understanding and agreement of the parties.

14. HEADINGS

   The headings in the sections of this Agreement are inserted for convenience of reference only and will not constitute a part of this Agreement.

15. NOTICES

   All notices required to be given pursuant to this Agreement will be delivered or mailed to the last known business address of the Fund or Adviser in person or by registered mail or a private mail or delivery service

                                     B-1-5
providing the sender with notice of receipt. Notice will be deemed given on the date delivered or mailed in accordance with this section.

16. SEVERABILITY

   If any provision of this Agreement is held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement will not be affected.

17. GOVERNING LAW

   The provisions of this Agreement will be construed and interpreted in accordance with the laws of the Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter will control.

18. LIMITATION OF LIABILITY OF ADVISER

   Neither the Adviser nor any of its officers, directors, or employees, nor any person performing executive, administrative, trading, or other functions for the Fund (at the direction or request of the Adviser) or the Adviser in connection with the Adviser's discharge of its obligations undertaken or reasonably assumed with respect to this Agreement, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its or his duties on behalf of the Fund or from reckless disregard by the Adviser or any such person of the duties of the Adviser under this Agreement.

IN WITNESS WHEREOF, the parties to this Agreement have caused this Agreement to be executed under seal by their duly authorized officers as of the date first set forth above.

                                          NORTH AMERICAN SENIOR
                                          FLOATING RATE FUND, INC.

                                          By: _________________________________

                                          AMERICAN GENERAL
                                          ASSET MANAGEMENT CORP.

                                          By: _________________________________


                                     B-1-6

                                  EXHIBIT B-2

                                  FORM OF


               INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT


   This INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT is dated as of
              , 2001, as amended from time to time, by and between SUNAMERICA SENIOR FLOATING RATE FUND, INC., a Maryland corporation (the "Corporation"), and SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the "Adviser").


                           W I T N E S S E T H:


   WHEREAS, the Corporation is registered under the Investment Company Act of 1940, as amended (the "Act"), as an closed-end management investment company and may issue shares of common stock, par value $.01 per share; and


   WHEREAS, the Adviser is engaged in the business of rendering investment management, advisory and administrative services and is registered as an investment adviser under the Investment Advisers Act of 1940; and


   WHEREAS, the Corporation desires to retain the Adviser to furnish investment management, advisory and administrative services to the Corporation and the Adviser is willing to furnish such services;


   NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:


   1. Duties of the Adviser. The Adviser shall manage the affairs of the Corporation including, but not limited to, continuously providing the Corporation with investment management, including investment research, advice and supervision, determining which securities shall be purchased or sold by the Corporation, making purchases and sales of securities on behalf of the Corporation and determining how voting and other rights with respect to securities owned by the Corporation shall be exercised, subject in each case to the control of the Board of Directors of the Corporation (the "Directors") and in accordance with the objectives, policies and principles set forth in Corporation's Registration Statement and the Corporations' current Prospectus and Statement of Additional Information, as amended from time to time, the requirements of the Act and other applicable law. In performing such duties, the Adviser (i) shall provide such office space, such bookkeeping, accounting, clerical, secretarial and administrative services (exclusive of, and in addition to, any such service provided by any others retained by the Corporation) and such executive and other personnel as shall be necessary for the operations of the Corporation, (ii) shall be responsible for the financial and accounting records required to be maintained by the Corporation (including those maintained by Corporation's custodian) and (iii) shall oversee the performance of services provided to the Corporation by others, including the custodian, transfer and shareholder servicing agent. The Corporation understands that the Adviser also acts as the manager of other investment companies.



                                     B-2-1

   Subject to Section 36 of the Act, the Adviser shall not be liable to the Corporation for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Corporation and the performance of its duties under this Agreement except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement.


   2. Retention by Adviser of Sub-Advisers, etc. In carrying out its responsibilities hereunder, the Adviser may employ, retain or otherwise avail itself of the services of other persons or entities including, without limitation, affiliates of the Adviser, on such terms as the Adviser shall determine to be necessary, desirable or appropriate. Without limiting the generality of the foregoing, and subject to the requirements of Section 15 of the Act, the Adviser may retain one or more sub-advisers to manage all or a portion of the investment portfolio of the Corporation, at the Adviser's own cost and expense. Retention of one or more sub-advisers, or the employment or retention of other persons or entities to perform services, shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall be responsible for all acts and omissions of such sub-advisers, or other persons or entities, in connection with the performance of the Adviser's duties hereunder.


   3. Expenses. The Adviser shall pay all of its expenses arising from the performance of its obligations under Section 1 and shall pay any salaries, fees and expenses of the Corporation's Directors and Officers who are employees of the Adviser. The Adviser shall not be required to pay any other expenses of the Corporation, including, but not limited to, direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent attorneys and auditors, taxes and governmental fees, cost of share certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of printing and distributing prospectuses, expenses of annual and special shareholders meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Directors who are not employees of the Adviser or its affiliates, membership dues in the Investment Company Institute, insurance premiums and extraordinary expenses such as litigation expenses.


   4. Compensation of the Adviser. (a) As full compensation for the services rendered, facilities furnished and expenses paid by the Adviser under this Agreement, the Corporation agrees to pay to the Adviser a fee at the annual rates set forth in Schedule A hereto. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 is applied to each prior days' net assets in order to calculate the daily accrual). For purposes of calculating the Adviser's fee with respect to the Corporation, the average daily net asset value shall be determined by taking an average of all determinations of such net asset value during the month. If the Adviser shall serve for less than the whole of any month the foregoing compensation shall be prorated.


   (b) Upon any termination of this Agreement on a day other than the last day of the month, the fee for the period from the beginning of the month in which termination occurs to the date of termination shall be prorated according to the proportion which such period bears to the full month.



                                     B-2-2

   5. Portfolio Transactions. The Adviser is responsible for decisions to buy or sell securities and other investments for a portion of the assets of the Corporation, broker-dealers and futures commission merchants' selection, and negotiation of brokerage commission and futures commission merchants' rates. As a general matter, in executing Portfolio transactions, the Adviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Adviser's best judgement, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Adviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm's risk in positioning a block of securities. Subject to such policies as the Directors may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Adviser's having caused the Corporation to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Corporation and to other clients as to which the Adviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Adviser may engage its affiliates or any other subadviser to the Corporation and its respective affiliates, as broker-dealers or futures commission merchants to effect Portfolio transactions in securities and other investments for the Corporation. The Adviser will promptly communicate to the officers and the Directors of the Corporation such information relating to Portfolio transactions as they may reasonably request. To the extent consistent with applicable law, the Adviser may aggregate purchase or sell orders for the Corporation with contemporaneous purchase or sell orders of other clients of the Adviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner the Adviser determines to be equitable and consistent with its and its affiliates' fiduciary obligations to the Corporation and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.


   6. Term of Agreement. This agreement shall continue in full force and effect for two years from the date hereof, and shall continue in full force and effect from year to year thereafter if such continuance is approved in the manner required by the Act and the Adviser has not notified the Corporation in writing at least 60 days prior to the anniversary date of the previous continuance that it does not desire such continuance. With respect to the Corporation, this Agreement may be terminated at any time, without payment of penalty by the Corporation, on 60 days written notice to the Adviser, by vote of the Directors, or by vote of a majority of the outstanding voting securities (as defined by the Act) of the Corporation. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).


   The Corporation hereby agrees that if (i) the Adviser ceases to act as investment manager and adviser to the Corporation and (ii) the continued use of the Corporation's present name would create confusion in the


                                     B-2-3
context of the Adviser's business, then the Corporation will use its best efforts to change its name in order to delete the word "SunAmerica" from its name.


   7. Liability of the Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of the Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) the Adviser shall not be subject to liability to the Corporation or to any shareholder of the Corporation for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Corporation shall indemnify the Adviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) (collectively, the "Indemnified Parties") from any liability arising from the Adviser's conduct under this Agreement.


   Indemnification to the Adviser or any of its personnel or affiliates shall be made when (i) a final decision on the merits rendered, by a court or other body before whom the proceeding was brought, that the person to be indemnified was not liable by reason of disabling conduct or, (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct, by
(a) the vote of a majority of a quorum of the Directors who are neither "interested persons" of the Corporation as defined in section 2(a)(19) of the Act nor parties to the proceeding ("disinterested, non-party Directors") or (b) an independent legal counsel in a written opinion. The Corporation may, by vote of a majority of the disinterested, non-party Directors advance attorneys' fees or other expenses incurred by an Indemnified Party in defending a proceeding upon the undertaking by or on behalf of the Indemnified Party to repay the advance unless it is ultimately determined that he is entitled to indemnification. Such advance shall be subject to at least one of the following: (1) the person to be indemnified shall provide a security for his undertaking, (2) the Corporation shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party Directors or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the person to be indemnified ultimately will be found entitled to indemnification.


   8. Non-Exclusivity. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser who may also be a Director, officer or employee of the Corporation to engage in any other business or devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the right of the Adviser to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.


   9. Amendments. This Agreement may be amended by mutual consent in writing, but the consent of the Corporation must be obtained in conformity with the requirements of the Act.


   10. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall apply.


                                     B-2-4

   IN WITNESS WHEREOF, the Corporation and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the date first above written.


                                           SunAmerica Senior Floating Rate
                                        Fund, Inc.


                                           By:____________________________


                                              [Name]


                                              [Title]


                                           SunAmerica Asset Management Corp.


                                           By:____________________________


                                              [Name]


                                              [Title]



                                     B-2-5

                                SCHEDULE A



                                                               FEE RATE
                                                          (as a % of average
PORTFOLIO                                               daily net asset value)
---------                                               ----------------------
SunAmerica Senior Floating Rate Fund, Inc. .... 0.85% on first $1 billion
                                                0.80% on next $1 billion
                                                0.75% in excess of $2 billion


                                     B-2-6

                                 EXHIBIT C


        FORM OF SUBADVISORY AGREEMENT BETWEEN STANFIELD AND ADVISER



                              SUBADVISORY AGREEMENT

   THIS SUBADVISORY AGREEMENT is made and entered into as of              ,
2001, between                          (the "Adviser"), a Delaware corporation
registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and STANFIELD CAPITAL PARTNERS LLC (the "Subadviser"), a New York limited liability company also registered under the Advisers Act.

                                   WITNESSETH

   WHEREAS, the Adviser, pursuant to an Advisory Agreement (the Advisory Agreement") with the SunAmerica Senior Floating Rate Fund, Inc., a Maryland Corporation (the "Fund"), has been retained to act as investment adviser for the Fund;

   WHEREAS, the Fund is registered with the Securities and Exchange Commission (the "SEC") as a closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

   WHEREAS, the Adviser desires to retain the Subadviser to provide a continuous investment program for the Fund, and the Subadviser is willing to render those services subject to the terms and conditions set forth in this Agreement.

   NOW, THEREFORE, the parties agree as follows:

1. INVESTMENT DESCRIPTION; APPOINTMENT AS SUBADVISER

   The Fund desires to employ its capital by investing and reinvesting in securities of the kind and in accordance with the limitations specified in the Fund's Prospectus and Statement of Additional Information relating to the Fund as may be in effect from time to time (collectively, the "Prospectus") and which are filed with the SEC as part of the Fund's Registration Statement on Form N-2, as amended from time to time, and in such manner and to such extent as may be approved by the Board of Directors of the Fund. A copy of the Prospectus has been provided to the Subadviser. The Adviser retains the Subadviser to act as investment adviser for and to manage the Fund's Assets subject to the supervision of the Adviser and the Board of Directors of the Fund and subject to the terms of this Agreement, and the Subadviser accepts that employment. In this capacity, the Subadviser will be responsible for the investment management of the Fund's assets. It is recognized that the Subadviser now acts, and that from time to time hereafter may act, as investment adviser to one or more other investment companies and to fiduciary or other managed accounts and that the Adviser and the Fund have no objection to those activities and such other activities as more fully described in the Subadviser's Part II of its Form ADV referenced in Section 7(d).

2. DUTIES OF THE SUBADVISER

   a. Investments. The Subadviser is authorized and directed and agrees, subject to the stated investment policies and restrictions of the Fund as set forth in the Prospectus and subject to the directions of the Adviser and the Fund's Board of Directors, to purchase, hold and sell investments for the Fund ("Fund Investments") and to monitor on a continuous basis the performance of such Fund Investments. Subject to the supervision of the Board of Directors and the Adviser and the terms and conditions of this Agreement, including without limitation section 2(b), the Subadviser will: (1) manage the Fund Investments in accordance with the Fund's investment objective, policies and limitations as stated in the Prospectus; (2) make investment decisions for the Fund; (3) place purchase and sale orders for portfolio transactions for the Fund, including the manner, method and timing of such investment transactions; and (4) manage otherwise uninvested Fund cash. In providing these services, the Subadviser will formulate and implement a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund Investments. The Adviser agrees to provide to the Subadviser such assistance as may be reasonably requested by the Subadviser in connection with its activities under this Agreement, including, without limitation, information concerning the Fund, its funds available (or to become available) for investment, and generally as to the condition of the Fund's affairs.

   b. Compliance with Applicable Laws and Governing Documents. In the performance of its duties and obligations under this Agreement, the Subadviser will act in conformity with the Prospectus and with the instructions and directions received in writing from the Adviser or the Board of Directors of the Fund and will comply with the requirements of the 1940 Act, the Advisers Act, the Internal Revenue Code of 1986, as amended (the "Code") (including the requirements for qualification as a regulated investment company) and all other federal and state laws and regulations applicable to its services under this Agreement.

   The Adviser will provide the Subadviser with reasonable advance notice of any change in the Fund's investment objectives, policies and restrictions as stated in the Prospectus, and the Subadviser will, in the performance of its duties and obligations under this Agreement, manage the Fund Investments consistent with such changes. The Adviser acknowledges and agrees that the Prospectus will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Fund, including, without limitation, the 1940 Act and the rules and regulations under this Agreement, and that the Subadviser will have no liability in connection therewith, except as to the accuracy of material information furnished in writing by the Subadviser to the Fund or to the Adviser specifically for inclusion in the Prospectus. The Subadviser hereby agrees to provide to the Adviser in a timely manner such information relating to the Subadviser and its relationship to, and actions for, the Fund as may be required to be contained in the Prospectus.

   In fulfilling these requirements and its other requirements and obligations under this Agreement, the Subadviser will be entitled to rely on and act in accordance with (1) information provided to it by the Fund's administrator, fund accountant, custodian or other service provider and (2) instructions, which may be standing instructions, from the Adviser. The Adviser agrees to provide or cause to be provided to the Subadviser on an ongoing basis upon request by the Subadviser, such information as is requested by the Subadviser for the performance of its obligations under this Agreement, and the Subadviser will not be in breach of any term of this Agreement or be deemed to have acted negligently if the Adviser fails to provide or cause to be provided such information and the Subadviser relies on the information most recently provided to it.

   c. Voting of Proxies. The Subadviser will have the power to vote, either in person or by proxy, all matters related to Fund Investments from time to time, and will not be required to seek instructions from the Adviser or the Fund.

   d. Agent. Subject to any other written instructions of the Adviser or the Fund, the Subadviser is hereby appointed the Adviser's and the Fund's agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as the Subadviser will be requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Fund.

   e. Portfolio Transactions. Subject to the approval of the Board of Directors of the Fund, the Subadviser, in carrying out its duties hereunder, may cause the Fund to pay a broker-dealer which furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended (the "34 Act"), a higher commission than that which might be charged by another broker- dealer which does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Subadviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 34 Act).

   It is recognized that the services provided by such brokers or other entities may be useful to the Subadviser in connection with the Subadviser's services to other clients.

   On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but is under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In that event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time. It is recognized that in some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for, or disposed of by, the Fund.

   f. Certain Transactions. The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to the Fund; provided, however, the Subadviser may purchase securities or other instruments from or sell securities or other instruments to the Fund if the transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act and the Advisers Act and the rules and regulations promulgated under both those acts.

   The Subadviser, including its Access Persons (as defined in Rule 17j-1(e) under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics (which will comply in all material respects with Rule 17j-1, as amended from time to time). On a quarterly basis, the Subadviser will either
(i) certify to the Adviser that the Subadviser and its Access Persons have complied with the Subadviser's Code of Ethics with respect to the Fund's assets or (ii) identify any material violations that have occurred with respect to the Fund's assets. In addition, the Subadviser will report at least annually to the Adviser concerning any other violations of the Subadviser's Code of Ethics that required significant remedial action and that were not previously reported.

   g. Books and Records. Pursuant both to the 1940 Act and the Advisers Act and the rules and regulations promulgated under those acts, the Subadviser will maintain separate books and records of all matters pertaining to its management of the Fund's assets. The Fund's books and records will be available to the Adviser at any time upon reasonable request during normal business hours and will be available for telecopying without unreasonable delay to the Adviser during any day that the Fund is open for business.

   h. Information Concerning Fund Investments and Subadviser. From time to time as the Adviser or the Fund may reasonably request (but no less often than quarterly), the Subadviser will furnish or cause to be furnished the requesting party reports on portfolio transactions and reports on Fund Investments held in the portfolio, all in such detail as the Adviser or the Fund may reasonably request. The Subadviser will also inform the Adviser promptly of changes in portfolio managers responsible for Subadviser Assets or of changes in the control of the Subadviser. The Subadviser will make available its officers and employees to meet with the Fund's Board of Directors in person on reasonable notice to review the Fund Investments and the Subadviser will report to the Board of Directors in writing on the Fund Investments monthly.

   i. Custody Arrangements. The Subadviser will on each business day provide the Adviser and the Fund's custodian such information as the Adviser and the Fund's custodian may reasonably request relating to all transactions concerning the Fund Investments including, without limitation, recommendations, in accordance with policies and procedures established by the Directors, as to the fair value of securities for which market quotes are not available.

3. INDEPENDENT CONTRACTOR

   In the performance of its duties under this Agreement, the Subadviser is an independent contractor and unless otherwise expressly provided in this Agreement or otherwise authorized in writing, will have no authority to act for or represent the Fund or the Adviser in any way or otherwise be deemed an agent of the Fund or the Adviser.

4. EXPENSES

   During the term of this Agreement, Subadviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage fees and commissions and other transaction charges, if any) purchased for the Fund. The Subadviser will not be responsible for any expenses of the operations of the Fund including, without limitation, brokerage fees and commissions and other transaction charges, if any. The Subadviser will not be responsible for the Fund's or the Adviser's expenses.

5. COMPENSATION

   a. The Adviser will pay the Subadviser a fee, computed daily and paid monthly on or before the last business day of the month, at the following annualized rate: 0.25% of the Fund's average daily net assets for average daily net assets up to and including $1 billion; and 0.20% of the Fund's average daily net assets in excess of $1 billion. In calculating the net assets of the Fund, for purposes of this computation, all liabilities of the Fund will be deducted from gross assets except the principal amount of any indebtedness for money borrowed, including debt securities issued by the Fund.

   b. If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which the effectiveness or termination occurs.


   c. Notwithstanding any other provision of this Agreement, the Subadviser may from time to time agree not to impose all or a portion of its fee otherwise payable under this Agreement (in advance of the time such fee or portion of the fee would otherwise accrue). Any such fee reduction may be discontinued or modified by the Subadviser at any time.

   d. The waiver, if any, by the Adviser of its Advisory Fee from the Fund shall not affect the payment of the fee to the Subadviser set forth in subsection (a) above.

6. REPRESENTATION AND WARRANTIES OF SUBADVISER

   The Subadviser represents and warrants to the Adviser and the Fund as follows:

   a. The Subadviser is registered as an investment adviser under the Advisers Act;

   b. The Subadviser is a corporation duly organized and validly existing under the laws of the State of New York with the power to own and possess its assets and carry on its business as it is now being conducted;

   c. The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser's powers and have been duly authorized by its Managing Directors or members, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for the execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Subadviser's governing instruments, or (iii) any material agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser;

   d. The Form ADV of the Subadviser previously provided to the Adviser is a true and complete copy of the form filed with the SEC and the information contained therein is accurate and complete in all material respects.

7. REPRESENTATIONS AND WARRANTIES OF ADVISER

   The Adviser represents and warrants to the Subadviser as follows:

   a. The Adviser is registered as an investment adviser under the Advisers
Act;

   b. The Adviser is a corporation duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

   c. The execution, delivery and performance by the Adviser of this Agreement are within the Adviser's powers and have been duly authorized by its Board of Directors or shareholders, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any material agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

   d. The Form ADV of the Adviser previously provided to the Subadviser is a true and complete copy of the form filed with the SEC and the information contained therein is accurate and complete in all material respects;

   e. The Adviser acknowledges that it has received a copy of the Subadviser's Form ADV prior to the execution of this Agreement;

   f. The Fund is in compliance in all material respects, and during the term of this Agreement will remain in compliance in all material respects, with all federal and state laws, rules and regulations applicable to the Fund and the operation of its business (other than those related to investment objectives, policies and restrictions over which the Subadviser has discretion pursuant to the terms hereof), including, without limitation, applicable disclosure and filing obligations for prospectuses, statements of additional information, registration statements, periodic reports to shareholders and regulatory bodies, proxy statements and promotional materials and advertisements; and

   g. The Fund is in compliance in all material respects, and during the term of this Agreement will remain in compliance in all material respects, with the terms and conditions of the Prospectus (other than those related to investment objectives, policies and restrictions over which the Subadviser has discretion pursuant to the terms hereof), including, without limitation, provisions relating to the computation of the Fund's net asset value and those relating to processing purchase, exchange and repurchase requests.

8. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; DUTY TO UPDATE INFORMATION

   All representations and warranties made by the Subadviser and the Adviser pursuant to Sections 6 and 7, respectively, will survive for the duration of this Agreement and the parties to this Agreement will promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

9. LIABILITY

   Neither the Subadviser nor any of its officers, directors, or employees, nor any person performing executive, administrative, trading, or other functions for the Fund (at the direction or request of the Subadviser) or the Subadviser in connection with the Subadviser's discharge of its obligations undertaken or reasonably assumed with respect to this Agreement, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its or his or her duties on behalf of the Fund or from reckless disregard by the Subadviser or any such person of the duties of the Subadviser under this Agreement.

   As to any matters not expressly provided for by this Agreement, the Subadviser shall be in all cases fully protected in acting or refraining from acting hereunder or thereunder in accordance with the instruction of the Adviser.

10. DURATION AND TERMINATION

   a. This Agreement shall become effective as of the date hereof, and unless sooner terminated as provided herein, shall continue in effect for two years from its effective date. Thereafter, this Agreement shall continue in effect, subject to the termination provisions and all other terms and conditions hereof, only so long as such continuance is approved at least annually by the vote of a majority of the Board of Directors who are not parties to this Agreement or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval.

   b. This Agreement may be terminated at any time, without the payment of any penalty, by the Directors of the Fund, by the Adviser, or by the vote of a majority of the outstanding voting securities of the Fund, on sixty days' written notice to the Subadviser; or by the Subadviser on sixty days' written notice to the Fund and the Adviser. This Agreement may be terminated immediately in the event of a material breach of any provision of this Agreement by the other party to this Agreement. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company Act), or on termination of the Advisory Agreement.

11. REFERENCE TO ADVISER AND SUBADVISER

   Neither the Adviser, the Fund nor any affiliated person or agent of the Adviser or the Fund will make reference to or use the name of "Stanfield Capital Partners LLC" or any derivative thereof or logo associated with that name, except references concerning the identity of and services provided by the Subadviser to the Fund, which references will not differ in substance from those included in the Prospectus and this Agreement, in any advertising or promotional materials without the prior approval of the Subadviser, which approval will not be unreasonably withheld or delayed.

   Upon termination of this Agreement in accordance with Section 10(b) hereof, the Adviser, the Fund and the Fund and their affiliates will cease to make such reference or use such name (or derivative or logo).

   The Adviser consents to the use of its name in materials produced by the Subadviser which lists the Adviser as a client utilizing the services of the Subadviser.

12. PROVISION OF CERTAIN INFORMATION BY SUBADVISER

   The Subadviser will promptly notify the Fund in writing of the occurrence of any of the following events:

     a. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

     b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund; and

     c. the chief executive officer or controlling stockholder of the Subadviser or the portfolio manager of the Fund changes.

13. AMENDMENT

     This Agreement may be amended by written amendment signed by the parties, provided that the terms of any material amendment shall be approved (i) by the vote of a majority of the outstanding voting securities of the Fund and (ii) by the vote of a majority of the Directors of the Fund who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by law.

14. CONFIDENTIALITY

   Subject to the duties of the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the Subadviser will treat as confidential all records and other information pertaining to the Fund or the Adviser that the Subadviser maintains or receives as a result of its responsibilities under this Agreement. In addition, subject to the duties to comply with any applicable law, the Adviser agrees to treat as confidential any information concerning the Subadviser, including its investment policies or objectives, that the Adviser receives as the result of its actions under this Agreement.

15. NOTICE

   All notices required to be given pursuant to this Agreement will be delivered or mailed to the last known business address of the Fund, the Adviser, or the Subadviser in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice will be deemed given on the date delivered or mailed in accordance with this section.

16. GOVERNING LAW

   The provisions of this Agreement will be construed and interpreted in accordance with the laws of the Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter will control.

17. COUNTERPARTS

   This Agreement may be executed in one or more counterparts, each of which will be deemed an original, all of which will together constitute one and the same instrument.

18. CERTAIN DEFINITIONS

   For the purposes of this Agreement, "interested person," "affiliated person", "majority of outstanding voting securities" and "assignment" have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

19. HEADINGS

   The headings in the sections of this Agreement are inserted for convenience of reference only and will not constitute a part of this Agreement.

20. SEVERABILITY

   If any provision of this Agreement is held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement will not be affected.

21. ENTIRE AGREEMENT

   This Agreement contains the entire understanding and agreement of the parties.

   IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

                                          -------------------------------------

                                          By: _________________________________

                                             ----------------------------------

                                          Stanfield Capital Partners LLC

                                          By: _________________________________

                                             ----------------------------------

                              VOTE TODAY BY MAIL,
                       TOUCH-TONE PHONE OR THE INTERNET
                        CALL TOLL-FREE 1-888-221-0697
                         OR LOG ON TO WWW.PROXYWEB.COM

                  *** CONTROL NUMBER: 999 999 999 999 99  ***

NORTH AMERICAN SENIOR FLOATING               PROXY FOR A MEETING OF SHAREHOLDERS
RATE FUND, INC.                              TO BE HELD ON OCTOBER 19, 2001

 This proxy is solicited on behalf of the Board of Directors of North American
                        Senior Floating Rate Fund, Inc.

         The undersigned hereby appoints Thomas J. Brown, John I. Fitzgerald, Nori L. Gabert and Todd L. Spillane and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this card, all of the shares of the North American Senior Floating Rate Fund, Inc. (the "Fund") held of record by the undersigned on September 4, 2001, at a Special Meeting of Shareholders of the Fund to be held on October 19, 2001 at 10 a.m. Eastern time and at any adjournment thereof.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2(a), 2(b), 3(a) AND 3(b).

         By signing and dating this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope. Alternatively, you may vote your shares by calling a specially designated telephone number (toll free 1-888-221-0697) or via the Internet at http://www.proxyweb.com.

RECEIPT OF THE NOTICE OF THE SPECIAL
MEETING AND THE ACCOMPANYING PROXY
STATEMENT IS HEREBY ACKNOWLEDGED.

                                             Dated:
                                                   -------------------------

                                           SIGN, DATE AND RETURN THE PROXY CARD
                                           PROMPTLY USING THE ENCLOSED ENVELOPE.


                                        ----------------------------------------


                                        ----------------------------------------
                                                     Signature(s)

                                        PLEASE SIGN EXACTLY AS NAME APPEARS
                                        HEREON. When shares are held by joint
                                        tenants, both should sign. When signing
                                        as attorney or as executor,
                                        administrator, trustee or guardian, or
                                        as custodian for a minor, please
                                        indicate your title as such. If a
                                        corporation, please sign in full
                                        corporate name by president, or other
                                        authorized officer. If a partnership,
                                        please sign in partnership name by
                                        authorized persons.


                                                                           VALIC

                                                     Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X]
                                                     PLEASE DO NOT USE FINE POINT PENS.




THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:
                                         ---

 1. To elect Directors:
                                                                                        FOR ALL    WITHHOLD     FOR ALL
    (01) Dr. Judith L. Craven, (02) William F. Devin, (03) Samuel M. Eisenstat,         NOMINEES      ALL       EXCEPT
    (04) Stephen J. Gutman (05) Peter A. Harbeck                                          ( )         ( )        ( )       1.

 Note: If you do not wish your shares voted "FOR" a particular nominee, mark the "FOR ALL EXCEPT" box and write the name(s) of the nominee(s) on the line provided below. Your shares will be voted for the remaining nominee(s).

------------------------------------------------------------------------------------
                                                                                          FOR       AGAINST    ABSTAIN

 2. (a) To approve a new investment advisory agreement between American General           ( )         ( )        ( )       2a.
    Asset Management Corp. ("AGAM") and the Fund, which will become effective immediately upon such approval and will terminate at the close of business on or about November 9, 2001 (the "Reorganization Date"), the terms of which are the same in all material respects as the Fund's previous investment advisory agreement with AGAM;

 2. (b) To approve a new investment advisory agreement between SunAmerica Asset           ( )         ( )        ( )       2b.
    Management Corp. ("SAAMCo") and the Fund, which will become effective on the
    Reorganization Date, the terms of which are similar to the Fund's previous investment advisory agreement with AGAM;

 3. (a) To approve a new subadvisory agreement between AGAM and Stanfield                 ( )         ( )        ( )       3a.
    Capital Partners LLC ("Stanfield"), the new subadviser of the Fund, which will terminate on the Reorganization Date;

 3. (b) To approve a new subadvisory agreement between SAAMCo and Stanfield,              ( )         ( )        ( )       3b.
    which will become effective on the Reorganization Date; and

 4. In their discretion, the named proxies may vote to transact such other business as properly may come before the meeting or any adjournment thereof.

               (Continued and to be signed on the reverse side)

                                                                           VALIC